UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2015

Explanatory Note

This amended and restated Semi-Annual Report (originally filed with the SEC on Form N-CSR on May 4, 2015) revises information with respect to the aggregate non-audit fees under Item 4(g).

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2015

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

■	SMALL/MID CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	40

Financial Statements	54

Financial Highlights	60

Notes to Financial Statements	70

Other Information	88

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small/Mid Cap Value Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs

Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities advanced for the six months ended February 28, 2015 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 6.12%. The Russell 3000® Index generated a return of 5.98%. By the end of the Reporting Period, the S&P 500 Index and Dow Jones Industrial Average each rose to new record highs, and the NASDAQ Composite neared its dot. com era high seen in 2000.

Several macroeconomic themes influenced U.S. equity market performance during the Reporting Period, including the improving domestic economy, the expectation the Federal Reserve (the “Fed”) would increase interest rates soon, and sharply falling oil prices. More specifically, the U.S. reported Gross Domestic Product (“GDP”) growth well ahead of that of Europe and Japan during the Reporting Period. In addition, the U.S. labor market continued to improve, with unemployment falling to 5.6%, its lowest level since June 2008. In turn, financial markets increasingly focused on the potential that the Fed would increase interest rates, which led to an appreciation of the U.S. dollar against many currencies. At the same time, the price of West Texas Intermediate (“WTI”) crude oil fell from more than $90 per barrel at the beginning of the Reporting Period to less than $50 per barrel in January 2015, before recovering modestly in February 2015.

Given this backdrop, the energy sector declined significantly, the only sector in the S&P 500 Index to post a negative return during the Reporting Period. In contrast, both the consumer discretionary and consumer staples sectors significantly outperformed the S&P 500 Index during the Reporting Period, as the U.S. equity markets reflected investor sentiment that the combination of an improving economy, healthier job market, strong U.S. dollar and low oil prices would be positive for U.S. consumers. Health care was the best performing sector in the S&P 500 Index during the Reporting Period, as robust merger and acquisition activity pushed stock prices higher.

For the Reporting Period overall, mid-cap companies performed best, but only modestly ahead of both large-cap and small-cap companies. Growth stocks outpaced value stocks across the capitalization spectrum of the U.S. equity market. (All as measured by Russell Investments indices.)

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we believed U.S. equities had further upside potential should the U.S. economy continue to accelerate. We believe real earnings growth may well serve as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. While we acknowledge the potential for headwinds remains, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. GDP, may benefit from the combination of low energy prices and a strong U.S. dollar. Furthermore, with strong GDP growth momentum from 2014, we believe an acceleration in earnings growth could continue in the U.S., as the country appears to be less exposed to weaker segments of the global economy given its lower reliance on exports.

Looking forward, we believe that should the U.S. economy continue to improve, companies may reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity rather than keeping excess cash on balance sheets. From a valuation perspective, we believe U.S. equities remained, at the end of the Reporting Period, fairly valued overall considering the positive macro environment and were inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment, and we believe stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds own, and we believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures, or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term investment perspective.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and seeking to outperform the market over the long term.

MARKET REVIEW

Changes to the Funds’ Portfolio Management Team during the Reporting Period

Effective February 18, 2015, Timothy Ryan serves as a portfolio manager for the Goldman Sachs Mid Cap Value Fund.

Additionally, Sean Gallagher serves as sole Chief Investment Officer of the Value Equity Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer of the Value Equity Investment Team, Mr. Gallagher is ultimately responsible for the composition of the Funds’ portfolio structure at both the stock and industry level.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total net assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships and real estate investment trusts, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 3.29%, 2.94%, 3.54%, 3.25%, 3.44% and 3.18%, respectively. These returns compare to the 3.48% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, industrials and health care sectors helped the Fund’s relative results most. The only two sectors that detracted from the Fund’s relative results during the Reporting Period were energy and consumer discretionary, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in office supply retailer Staples, grocery chain Kroger and pharmaceuticals company Pfizer.

Shares of Staples rose during the Reporting Period, supported by the announcement of an activist investor taking a 5% stake in the company, increasing speculation that a merger with Office Depot could be in the future. We believe the subsequently announced merger between these two companies could be highly accretive. Fundamentally, though, even without the merger, we believe the changing dynamics and near-term consolidation in the office supply industry create favorable tailwinds for the industry and that the market is currently underestimating this potential. We believe Staples’ management team’s decision to proceed with store closures should help to drive down costs and increase productivity in its remaining stores. At the end of the Reporting Period, we were also encouraged by the trajectory of the company’s international business after recent restructuring and leadership changes.

Kroger reported positive quarterly earnings results driven by solid execution, which helped the company maintain its positive momentum and drive its shares higher. In line with our view, Kroger was able to gain additional market share from its peers. We also found it positive that its management repurchased its shares at a greater than anticipated rate during the Reporting Period. In our view, Kroger has consistently

PORTFOLIO RESULTS

been able to gain market share, driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appeared to have stabilized. We believe its margins may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets may provide synergies and boost its earnings per share over the next two to three years. We believe that further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Pfizer’s shares appreciated as the market started to reflect what we consider to be the true value of its product pipeline. Additionally, Pfizer’s shares reacted positively to the Food and Drug Administration’s (“FDA”) accelerated approval of its new drug Ibrance as well as early enthusiasm regarding its immune-oncology assets. Also, share price appreciation was supported by its recently announced acquisition of Hospira, which we believe may well strengthen its biosimilars pipeline. At the end of the Reporting Period, we continued to believe Pfizer has strong fundamentals, a number of growth opportunities and an attractive valuation. Indeed, in our view, Pfizer’s pipeline was undervalued at the end of the Reporting Period, and we expect its management to continue to highlight the pipeline value through clinical success. Pfizer also has a strong, highly rated balance sheet with more than $33 billion of cash that we believe provides the company with the financial flexibility to invest for growth and return capital to shareholders. The company also pays what we view as an attractive dividend.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three oil and gas exploration and production companies — Canadian Oil Sands, Devon Energy and Apache.

Shares of Canadian Oil Sands underperformed, as lower oil prices led to cash flow concerns and a subsequent dividend reduction. We believe the company’s capacity utilization has the potential to improve, with its management having made higher capital investments for upgrades in the past few years. Additionally, we believe these recent upgrades should lead to a decrease in capital expenditures over the next few years. With lower oil prices, however, free cash flow generation could be lower than anticipated and not support the company’s dividend, in our view. Thus, while we are encouraged by the company’s new management team, we exited the Fund’s position in the company in early January 2015 to reduce the Fund’s energy exposure, and we reallocated the capital into higher conviction names.

Lower oil prices weighed negatively on Devon Energy’s shares and overshadowed the company’s strong results. Despite its underperformance, we continued to believe at the end of the Reporting Period that the value of Devon Energy’s large North American asset base was not fully recognized at its then current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Similarly, Apache’s shares declined along with the drop in energy prices during the Reporting Period. Still, during 2014, Apache announced the sale of $1.4 billion of non-core assets and the exit of liquid natural gas projects, which consumed capital. We view these sales of non-core assets favorably, as we feel it demonstrates Apache’s commitment to focus on its core business, which we believe has the potential to generate higher returns on investment and more predictable growth. Overall, at the end of the Reporting Period, we viewed its shares as attractively valued given Apache’s balance sheet strength, improving free cash flow generation and potential for increased shareholder distributions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in diversified financial services company Fifth Third Bancorp based upon its improving returns and what we consider to be its attractive valuation relative to its peers. We believe the bank can continue to improve return on assets and return on equity, as it improves efficiency and sheds legacy costs. In our view, Fifth Third Bancorp’s ability to potentially benefit from eventual rising interest rates may be underappreciated by the market.

We established a Fund position in insurance company Aflac. The company has a substantial presence in the supplemental medical insurance market in Japan, where it is the dominant provider of cancer insurance, and a leading presence in the supplemental health and life business in the U.S., especially

PORTFOLIO RESULTS

with smaller firms. We believe the company is a high quality franchise, which at the time of our purchase, featured a reasonable valuation with the potential to benefit from increased capital deployment and improvement in sales.

Conversely, in addition to the sale of Canadian Oil Sands, already mentioned, we sold the Fund’s position in semiconductor bellwether Intel. Its stock showed strong performance during the Reporting Period, but we believe it has limited upside potential moving forward. We also see the relatively flat personal computer market continuing and view such as a possible hindrance in the future. While we still believe the company is a well-run, quality business, we decided to exit the Fund’s position in favor of higher conviction opportunities.

We sold the Fund’s position in diversified financial services institution Citigroup. Our confidence was tested on Citigroup’s results and execution in non-U.S. markets, where it has an outsized exposure relative to its peers. While we still have a favorable long-term view of the company, we believe the market is fully appreciating the company for now. We therefore eliminated the position in favor of companies we believe have greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in financials and telecommunication services increased as did its position in cash. The Fund’s exposure to energy and information technology decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, energy, consumer staples and utilities and was rather neutrally weighted to the Russell Index in financials, industrials and information technology.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in diversified financial services company Fifth Third Bancorp based upon its improving returns and what we consider to be its attractive valuation relative to its peers. We believe the bank can continue to improve return on assets and return on equity, as it improves efficiency and sheds legacy costs. In our view, Fifth Third Bancorp’s ability to potentially benefit from eventual rising interest rates may be underappreciated by the market.

We established a Fund position in insurance company Aflac. The company has a substantial presence in the supplemental medical insurance market in Japan, where it is the dominant provider of cancer insurance, and a leading presence in the supplemental health and life business in the U.S., especially with smaller firms. We believe the company is a high quality franchise, which at the time of our purchase, featured a reasonable valuation with the potential to benefit from increased capital deployment and improvement in sales.

Conversely, in addition to the sale of Canadian Oil Sands, already mentioned, we sold the Fund’s position in semiconductor bellwether Intel. Its stock showed strong performance during the Reporting Period, but we believe it has limited upside potential moving forward. We also see the relatively flat personal computer market continuing and view such as a possible hindrance in the future. While we still believe the company is a well-run, quality business, we decided to exit the Fund’s position in favor of higher conviction opportunities.

We sold the Fund’s position in diversified financial services institution Citigroup. Our confidence was tested on Citigroup’s results and execution in non-U.S. markets, where it has an outsized exposure relative to its peers. While we still have a favorable long-term view of the company, we believe the market is fully appreciating the company for now. We therefore eliminated the position in favor of companies we believe have greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the

PORTFOLIO RESULTS

Reporting Period, the Fund’s allocations compared to the benchmark index in financials and telecommunication services increased as did its position in cash. The Fund’s exposure to energy and information technology decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, energy, consumer staples and utilities and was rather neutrally weighted to the Russell Index in financials, industrials and information technology.

FUND BASICS

Growth and Income Fund

as of February 28, 2015

PERFORMANCE REVIEW
September 1, 2014–February 28, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	3.29%	3.48%
Class C	2.94	3.48
Institutional	3.54	3.48
Service	3.25	3.48
Class IR	3.44	3.48
Class R	3.18	3.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.19%	11.38%	5.33%	7.13%	2/5/93
Class C	9.48	11.82	5.14	3.14	8/15/97
Institutional	11.76	13.09	6.35	6.29	6/3/96
Service	11.17	12.54	5.83	5.85	3/6/96
Class IR	11.61	12.94	N/A	4.89	11/30/07
Class R	11.03	12.38	N/A	4.38	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.23%
Class C	1.89	1.98
Institutional	0.74	0.83
Service	1.24	1.33
Class IR	0.89	0.97
Class R	1.39	1.48

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 2/28/15[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.3%	Industrial Conglomerates
JPMorgan Chase & Co.	4.5	Commercial Banks
Exxon Mobil Corp.	4.1	Oil, Gas & Consumable Fuels
Pfizer, Inc.	4.0	Pharmaceuticals
Verizon Communications, Inc.	3.6	Diversified Telecommunication Services
Merck & Co., Inc.	3.0	Pharmaceuticals
Prudential Financial, Inc.	2.8	Insurance
Eli Lilly & Co.	2.8	Pharmaceuticals
Medtronic PLC	2.6	Health Care Equipment & Supplies
The Gap, Inc.	2.6	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 20% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 2.30%, 1.89%, 2.52%, 2.22%, 2.42% and 2.18%, respectively. These returns compare to the 3.48% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were financials, energy and consumer discretionary, where stock selection was comparatively weak. Effective stock selection in the health care, consumer staples and utilities sectors helped the Fund’s relative results most. Having an underweighted allocation to telecommunication services, which lagged the Russell Index during the Reporting Period, also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three oil and gas exploration and production companies — Southwestern Energy, Apache and Devon Energy.

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy and, at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to disciplined growth, costs reductions and shareholder returns.

Apache’s shares declined along with the drop in energy prices during the Reporting Period. Still, during 2014, Apache announced the sale of $1.4 billion of non-core assets and the exit of liquid natural gas projects, which consumed capital. We view these sales of non-core assets favorably, as we feel

PORTFOLIO RESULTS

it demonstrates Apache’s commitment to focus on its core business, which we believe has the potential to generate higher returns on investment and more predictable growth. Overall, at the end of the Reporting Period, we viewed its shares as attractively valued given Apache’s balance sheet strength, improving free cash flow generation and potential for increased shareholder distributions.

Similarly, lower oil prices weighed negatively on Devon Energy’s shares and overshadowed the company’s strong results. Indeed, despite its underperformance, we continued to believe at the end of the Reporting Period that the value of Devon Energy’s large North American asset base was not fully recognized at its then current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in grocery chain Kroger, medical device company Medtronic and pharmaceuticals company Pfizer.

Kroger reported positive quarterly earnings results driven by solid execution, which helped the company maintain its positive momentum and drive its shares higher. In line with our view, Kroger was able to gain additional market share from its peers. We also found it positive that its management repurchased its shares at a greater than anticipated rate during the Reporting Period. In our view, Kroger has consistently been able to gain market share, driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appeared to have stabilized. We believe its margins may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. We believe that further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Following weakness related to an announced corporate tax inversion regulation and its resulting impact on Medtronic’s proposed acquisition of fellow medical device manufacturer Covidien, shares of Medtronic traded higher as the company’s management reaffirmed its commitment to the acquisition and reiterated the transaction’s potential benefits regardless of the new tax guidelines. We believe the deal between Medtronic and Covidien has the potential to provide Medtronic with strengthened revenue growth, earnings accretion driven by substantial cost synergies, improved free cash flow flexibility as well as higher returns on invested capital. In addition, we believe the potential combined entity’s increasingly diversified business could benefit from the continued growth of overall health care spending along with an expansion in medical device utilization as reimbursement and regulatory uncertainties subside.

Pfizer’s shares appreciated as the market started to reflect what we consider to be the true value of its product pipeline. Additionally, Pfizer’s shares reacted positively to the Food and Drug Administration’s (“FDA”) accelerated approval of its new drug Ibrance as well as early enthusiasm regarding its immune-oncology assets. Also, share price appreciation was supported by its recently announced acquisition of Hospira, which we believe may well strengthen its biosimilars pipeline. At the end of the Reporting Period, we continued to believe Pfizer has strong fundamentals, a number of growth opportunities and an attractive valuation. Indeed, in our view, Pfizer’s pipeline was undervalued at the end of the Reporting Period, and we expect its management to continue to highlight the pipeline value through clinical success. Pfizer also has a strong, highly rated balance sheet with more than $33 billion of cash that we believe provides the company with the financial flexibility to invest for growth and return capital to shareholders. The company also pays what we view as an attractive dividend.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in health care products manufacturer Johnson & Johnson after its stock sold off due in part to lower than expected 2015 guidance from its management. Its stock also declined because the market seemed to become incrementally concerned about the company’s pharmaceutical business segment growth given the risk of losing its Remicade patent. At the time of purchase, we believed Johnson & Johnson had become attractively valued relative to its peers. Overall, we believe that Johnson & Johnson is a quality company with strong

PORTFOLIO RESULTS

management that we expect can overcome these issues and maintain its pharmaceuticals segment growth.

We established a Fund position in snack food and beverage provider Mondelez International. We believe the company is positioned well within its space, as we view the company as attractively valued when compared to its competitors. We also believe the company shows potential for improvements in the biscuit business in China and to be the beneficiary of a better pricing environment in European chocolate. We are encouraged by the company management team’s efforts to create shareholder value, as demonstrated recently through the implementation of a cost-cutting initiative. Overall, we view Mondelez International as an attractively valued company with a strong management team and compelling upside potential.

Conversely, we sold the Fund’s position in beauty products manufacturer Estee Lauder. Our exit was motivated by slowing demand in the Hong Kong retail sector relating to the protests, along with the slowing of the China market in general. We felt that Estee Lauder was no longer a compelling position and chose to reallocate the capital into companies with what we considered to have more attractive risk/reward profiles.

We exited the Fund’s position in semiconductor bellwether Intel. Its stock showed strong performance during the Reporting Period, but we believe it has limited upside potential moving forward. While we still believe the company is a well-run, quality business, we decided to exit the Fund’s position in favor of higher conviction opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in consumer discretionary increased as did its position in cash. The Fund’s exposure to health care and industrials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, materials, utilities and energy and was rather neutrally weighted to the Russell Index in consumer staples, health care, industrials and telecommunication services.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in health care products manufacturer Johnson & Johnson after its stock sold off due in part to lower than expected 2015 guidance from its management. Its stock also declined because the market seemed to become incrementally concerned about the company’s pharmaceutical business segment growth given the risk of losing its Remicade patent. At the time of purchase, we believed Johnson & Johnson had become attractively valued relative to its peers. Overall, we believe that Johnson & Johnson is a quality company with strong management that we expect can overcome these issues and maintain its pharmaceuticals segment growth.

We established a Fund position in snack food and beverage provider Mondelez International. We believe the company is positioned well within its space, as we view the company as attractively valued when compared to its competitors. We also believe the company shows potential for improvements in the biscuit business in China and to be the beneficiary of a better pricing environment in European chocolate. We are encouraged by the company management team’s efforts to create shareholder value, as demonstrated recently through the implementation of a cost-cutting initiative. Overall, we view Mondelez International as an attractively valued company with a strong management team and compelling upside potential.

Conversely, we sold the Fund’s position in beauty products manufacturer Estee Lauder. Our exit was motivated by slowing demand in the Hong Kong retail sector relating to the protests, along with the slowing of the China market in general. We felt that Estee Lauder was no longer a compelling position and chose to reallocate the capital into companies with what we considered to have more attractive risk/reward profiles.

PORTFOLIO RESULTS

We exited the Fund’s position in semiconductor bellwether Intel. Its stock showed strong performance during the Reporting Period, but we believe it has limited upside potential moving forward. While we still believe the company is a well-run, quality business, we decided to exit the Fund’s position in favor of higher conviction opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in consumer discretionary increased as did its position in cash. The Fund’s exposure to health care and industrials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, materials, utilities and energy and was rather neutrally weighted to the Russell Index in consumer staples, health care, industrials and telecommunication services.

FUND BASICS

Large Cap Value Fund

as of February 28, 2015

PERFORMANCE REVIEW
September 1, 2014–February 28, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	2.30%	3.48%
Class C	1.89	3.48
Institutional	2.52	3.48
Service	2.22	3.48
Class IR	2.42	3.48
Class R	2.18	3.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.09%	11.61%	5.80%	5.95%	12/15/99
Class C	10.37	12.05	5.62	5.55	12/15/99
Institutional	12.73	13.34	6.84	6.76	12/15/99
Service	12.20	12.78	6.30	6.27	12/15/99
Class IR	12.56	13.17	N/A	5.53	11/30/07
Class R	11.97	12.59	N/A	5.02	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.20%
Class C	1.91	1.95
Institutional	0.76	0.80
Service	1.26	1.30
Class IR	0.91	0.95
Class R	1.41	1.45

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 2/28/15[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.1%	Industrial Conglomerates
JPMorgan Chase & Co.	4.2	Commercial Banks
Exxon Mobil Corp.	3.6	Oil, Gas & Consumable Fuels
Bank of America Corp.	3.5	Commercial Banks
Pfizer, Inc.	3.3	Pharmaceuticals
American International Group, Inc.	3.0	Insurance
Prudential Financial, Inc.	2.8	Insurance
EMC Corp.	2.5	Computers & Peripherals
Devon Energy Corp.	2.4	Oil, Gas & Consumable Fuels
Medtronic PLC	2.3	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 3.62%, 3.24%, 3.80%, 3.56%, 3.73% and 3.47%, respectively. These returns compare to the 4.68% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively, albeit modestly, to relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the financials and industrials sectors. Having an overweighted allocation to the poorly performing energy sector and exposure to cash during months when the Russell Index gained ground also hurt. Effective stock selection in the consumer staples, health care and information technology sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three oil and gas exploration and production companies — Southwestern Energy, QEP Resources and Cimarex Energy.

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy and, at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to disciplined growth, costs reductions and shareholder returns.

Although QEP Resources beat consensus earnings estimates and successfully sold its midstream business during the fourth quarter of 2014, shares of the company declined as a result of weaker energy prices. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Midstream

PORTFOLIO RESULTS

businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) While we continue to have a positive long-term outlook on QEP Resources, we exited the position in efforts to reduce the Fund’s oil exposure and reallocated the proceeds into a higher conviction name.

Similarly, shares of Cimarex Energy declined as lower oil prices negatively weighed on investor sentiment. Also, Cimarex Energy has relatively limited hedges to the dropping oil prices in place, so this means it may have to begin cutting its capital expenditures aggressively, which would likely, in turn, signify a drop in production. The company’s strong production growth outlook preceding the oil price drop, high quality Permian assets and strong balance sheet had attracted us to the name. However, we sold the Fund’s position in Cimarex Energy during the Reporting Period based on our concerns about what we believed to be an impending drop in production and a premium valuation.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global specialty health care company Endo International, grocery chain Kroger and global health service organization Cigna.

Shares of Endo International rose during the Reporting Period, as the company’s acquisition of Auxilium Pharmaceuticals was finalized, a deal that we believe will be accretive moving forward. The company also reported strong third quarter 2014 earnings, which had a positive impact on its share price. At the end of the Reporting Period, we remained encouraged by Endo International’s merger and acquisition activity and by what we consider to be its strong product pipeline and experienced management team. We thus believed the stock to be compelling from a risk/reward perspective. Indeed, despite strong performance during the Reporting Period, we continued to view its shares as attractively valued relative to its peers.

Kroger reported positive quarterly earnings results driven by solid execution, which helped the company maintain its positive momentum and drive its shares higher. In line with our view, Kroger was able to gain additional market share from its peers. We also found it positive that its management repurchased its shares at a greater than anticipated rate during the Reporting Period. In our view, Kroger has consistently been able to gain market share, driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appeared to have stabilized. We believe its margins may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. We believe that further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Shares of Cigna benefited during the Reporting Period from better than expected results in its third and fourth quarter 2014 earnings and from better than expected earnings guidance for 2015. According to its statements, the company expected to double its size over the next seven to eight years through organic growth and future capital deployment. We also see upside potential in the company’s margin guidance for its Medicare Advantage and individual exchange portfolios.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Broadcom, a company that provides semiconductor solutions for wired and wireless communications. Broadcom is a market leader in merchant silicon for Ethernet switches, which we believe should benefit both from leading network vendors choosing merchant silicon over custom application-specific integrated circuits and from the secular growth in white box switches, which typically use merchant silicon. We are also positive on its management’s recent decisions to take steps to maximize shareholder value, as demonstrated by the decisions to exit the baseband business and align management incentives with shareholders’ interests. Despite the stock’s strong performance during the Reporting Period, we believe its shares remained attractively valued at the end of February 2015.

We established a Fund position in Devon Energy. Despite its recent underperformance, we believe the value of Devon Energy’s large North American asset base is not fully recognized at its market price at the time of our purchase, and we are positive on a number of actions the company has taken to unlock shareholder value. Further, we believe Devon

PORTFOLIO RESULTS

Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Conversely, in addition to the sales of Cimarex Energy and QEP Resources, already mentioned, we exited the Fund’s position in Agilent Technologies, a leading global life science and analytical measurement company. While we were optimistic about Agilent Technology’s health care business, we eliminated the Fund position due to the company’s exposure to energy end-markets, which we felt may lead to increased downside risk potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples and information technology increased as did its position in cash. The Fund’s exposure to the energy, financials, health care, industrials and materials sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples, information technology and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities and materials and was rather neutrally weighted to the Russell Index in health care and industrials. The Fund had no allocation to telecommunication services at the end of February 2015.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Broadcom, a company that provides semiconductor solutions for wired and wireless communications. Broadcom is a market leader in merchant silicon for Ethernet switches, which we believe should benefit both from leading network vendors choosing merchant silicon over custom application-specific integrated circuits and from the secular growth in white box switches, which typically use merchant silicon. We are also positive on its management’s recent decisions to take steps to maximize shareholder value, as demonstrated by the decisions to exit the baseband business and align management incentives with shareholders’ interests. Despite the stock’s strong performance during the Reporting Period, we believe its shares remained attractively valued at the end of February 2015.

We established a Fund position in Devon Energy. Despite its recent underperformance, we believe the value of Devon Energy’s large North American asset base is not fully recognized at its market price at the time of our purchase, and we are positive on a number of actions the company has taken to unlock shareholder value. Further, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Conversely, in addition to the sales of Cimarex Energy and QEP Resources, already mentioned, we exited the Fund’s position in Agilent Technologies, a leading global life science and analytical measurement company. While we were optimistic about Agilent Technology’s health care business, we eliminated the Fund position due to the company’s exposure to energy end-markets, which we felt may lead to increased downside risk potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples and information technology increased as did its position in cash. The Fund’s exposure to the energy, financials, health care, industrials and materials sectors decreased compared to the Russell Index.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples, information technology and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities and materials and was rather neutrally weighted to the Russell Index in health care and industrials. The Fund had no allocation to telecommunication services at the end of February 2015.

FUND BASICS

Mid Cap Value Fund

as of February 28, 2015

PERFORMANCE REVIEW
September 1, 2014–February 28, 2015	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	3.62%	4.68%
Class C	3.24	4.68
Institutional	3.80	4.68
Service	3.56	4.68
Class IR	3.73	4.68
Class R	3.47	4.68

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.01%	14.19%	8.11%	9.25%	8/15/97
Class C	11.28	14.63	7.91	8.80	8/15/97
Institutional	13.71	15.96	9.16	11.94	8/1/95
Service	13.15	15.39	8.62	9.64	7/18/97
Class IR	13.55	15.80	N/A	8.43	11/30/07
Class R	12.97	15.21	N/A	17.23	1/6/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.14%
Class C	1.89	1.89
Institutional	0.74	0.74
Service	1.24	1.24
Class IR	0.89	0.89
Class R	1.39	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recently available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/15[5]
Holding	% of Net Assets	Line of Business
Cigna Corp.	2.0%	Health Care Providers & Services
Sempra Energy	1.9	Multi-Utilities
Navient Corp.	1.9	Consumer Finance
Lincoln National Corp.	1.9	Insurance
Brixmor Property Group, Inc.	1.6	Real Estate Investment Trusts
Broadcom Corp. Class A	1.6	Semiconductors & Semiconductor Equipment
Endo International PLC	1.6	Pharmaceuticals
The Gap, Inc.	1.5	Specialty Retail
FirstEnergy Corp.	1.5	Electric Utilities
Huntington Bancshares, Inc	1.5	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 3.95%, 3.56%, 4.14%, 3.89%, 4.06% and 3.81%, respectively. These returns compare to the 2.31% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and financials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the health care and telecommunication services sectors, having an overweighted allocation to the poorly performing materials sector and having exposure to cash during a Reporting Period when the Russell Index gained ground.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in casual restaurant operator and franchiser Jack in the Box, oil and gas exploration and production company SM Energy and lodging resort Diamond Resorts International.

Jack in the Box operates and franchises Jack in the Box and Qdoba Mexican Grill restaurants. During the Reporting Period, Jack in the Box reported two consecutive quarters of earnings that exceeded consensus expectations, benefiting from robust same-store sales growth at both business chains. Overall, at the end of the Reporting Period, we believed Jack in the Box’s management team was executing well, and we remained optimistic on the potential for significant unit growth moving forward. In addition, in our view, Jack in the Box is supported by strong free cash flow generation, and we believe its operating margins can expand through more efficient business operations.

During the Reporting Period, we initiated a Fund position in SM Energy. We view SM Energy as a high quality company supported by a well-capitalized balance sheet and a strong, low cost position in the Eagle Ford shale. We established the Fund position in SM Energy at what we viewed as an attractive valuation following recent broad-based energy sector weakness due to sharply declining crude oil and natural gas prices. From our purchase date through the end of

PORTFOLIO RESULTS

the Reporting Period, SM Energy’s stock recovered and outperformed the Russell Index based on strong execution and operational performance by the company and on some recovery and seeming stabilization in crude oil prices.

Strong quarterly earnings during the Reporting Period helped drive up shares of Diamond Resorts International. We view the company’s $100 million share buyback program, announced in October 2014, as a positive for shareholder value. Its acquisitions of Hospitality Management and Consulting Services was also a positive, in our view, and should, we believe, lead to a more transparent management structure for the company.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three oil and gas exploration and production companies — Rex Energy, Laredo Petroleum and Rice Energy.

Shares of Rex Energy traded lower largely due to investor concerns about the recent decline in natural gas prices and the potential resulting impact of such on the company’s operations. At the end of December 2014, Rex Energy’s shares continued to move lower after the company announced a meaningful reduction to its 2015 capital expenditure budget. However, we believe this decision demonstrates financial discipline, and, at the end of the Reporting Period, we continued to be optimistic on the company’s outlook. Overall, we view Rex Energy as well positioned in areas that could experience significant production growth, and we are positive on its management’s commitment to strengthening the company’s operational results going forward.

At the beginning of November 2014, Laredo Petroleum reported better than expected earnings, highlighted by solid production results. However, its shares underperformed as lower oil prices during the fourth calendar quarter weighed negatively on investor sentiment. Despite what we believe may well be short-term weakness, we remained constructive at the end of the Reporting Period on the company’s acreage in the core of the Midland Basin, and we anticipate that Laredo Petroleum’s production and reserve growth could accelerate in this area going forward. Additionally, we view the company’s decision to reduce its 2015 capital expenditure budget favorably, as it demonstrates financial discipline.

Rice Energy reported lower than anticipated third quarter 2014 earnings per share, but earnings before interest, taxes, depreciation and amortization (“EBITDA”) exceeded investor expectations. As the Reporting Period progressed, Rice Energy’s shares were adversely impacted by the decline in energy prices. At the end of the Reporting Period, we maintained the Fund’s position in Rice Energy because, in our view, its prominent acreage in the Marcellus and Utica shales has the potential to drive strong results for the company. Additionally, Rice Energy is supported by a management team seemingly committed to high returns, and we believe the company’s growth opportunities in the Upper Devonian Shale were not fully reflected in the stock’s valuation at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of SM Energy, already mentioned, we initiated a Fund position in Curtiss-Wright during the Reporting Period. Curtiss-Wright designs, manufactures and overhauls precision components and systems, providing engineered services to the aerospace, automotive, shipbuilding, oil, petrochemical, agricultural equipment, power generation, metal working and fire and rescue industries. Curtiss-Wright has undergone a significant management change and strategic refocus over the last year or so. The company has stated it is looking to drive higher organic growth, margins and returns on invested capital by divesting less profitable businesses, realigning the organization and driving productivity improvements. Its management also seems to be committed to using cash flow for strategic bolt-on acquisitions as well as share repurchases. (A bolt-on acquisition is the acquisition of a company where the acquiring company intends to merge the target company into one of its departments.) We believe the company is in the early stages of its transformation and still has significant room for operational improvement in the coming years combined with capital deployment.

Conversely, we exited the Fund’s position in oil and gas exploration and production company RSP Permian. The decision to sell the Fund’s position in RSP Permian was based on the company’s valuation, which we believe became

PORTFOLIO RESULTS

in line with our expectations. In our view, the valuation at the time of sale left the company with limited upside potential, and we therefore decided to transition the capital into names that we believed had greater upside potential.

We sold the Fund’s position in Cleco, a Louisiana-based public utility holding company. We had initiated the Fund’s position in Cleco based on our positive outlook on the company’s above-average earnings growth prospects and its management’s focus on allocating free cash flow in a shareholder-friendly manner. Additionally, we viewed Cleco as a potential acquisition candidate. Indeed, in October 2014, its shares rose sharply after Cleco announced plans to be acquired by a group of infrastructure investors. Following the announcement, we exited the Fund’s position and transitioned the capital into names we believed had greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in consumer discretionary increased as did its position in cash. The Fund’s exposure to the materials and utilities sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund was overweighted in materials and underweighted in financials relative to the Russell Index. The Fund was rather neutrally weighted to the other eight sectors in the Russell Index at the end of February 2015.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of SM Energy, already mentioned, we initiated a Fund position in Curtiss-Wright during the Reporting Period. Curtiss-Wright designs, manufactures and overhauls precision components and systems, providing engineered services to the aerospace, automotive, shipbuilding, oil, petrochemical, agricultural equipment, power generation, metal working and fire and rescue industries. Curtiss-Wright has undergone a significant management change and strategic refocus over the last year or so. The company has stated it is looking to drive higher organic growth, margins and returns on invested capital by divesting less profitable businesses, realigning the organization and driving productivity improvements. Its management also seems to be committed to using cash flow for strategic bolt-on acquisitions as well as share repurchases. (A bolt-on acquisition is the acquisition of a company where the acquiring company intends to merge the target company into one of its departments.) We believe the company is in the early stages of its transformation and still has significant room for operational improvement in the coming years combined with capital deployment.

Conversely, we exited the Fund’s position in oil and gas exploration and production company RSP Permian. The decision to sell the Fund’s position in RSP Permian was based on the company’s valuation, which we believe became in line with our expectations. In our view, the valuation at the time of sale left the company with limited upside potential, and we therefore decided to transition the capital into names that we believed had greater upside potential.

We sold the Fund’s position in Cleco, a Louisiana-based public utility holding company. We had initiated the Fund’s position in Cleco based on our positive outlook on the company’s above-average earnings growth prospects and its management’s focus on allocating free cash flow in a shareholder-friendly manner. Additionally, we viewed Cleco as a potential acquisition candidate. Indeed, in October 2014, its shares rose sharply after Cleco announced plans to be acquired by a group of infrastructure investors. Following the announcement, we exited the Fund’s position and transitioned the capital into names we believed had greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in consumer discretionary increased as did its position in cash. The Fund’s exposure to the materials and utilities sectors decreased compared to the Russell Index.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund was overweighted in materials and underweighted in financials relative to the Russell Index. The Fund was rather neutrally weighted to the other eight sectors in the Russell Index at the end of February 2015.

FUND BASICS

Small Cap Value Fund

as of February 28, 2015

PERFORMANCE REVIEW
September 1, 2014–February 28, 2015	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	3.95%	2.31%
Class C	3.56	2.31
Institutional	4.14	2.31
Service	3.89	2.31
Class IR	4.06	2.31
Class R	3.81	2.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.98%	15.41%	8.07%	10.83%	10/22/92
Class C	5.00	15.85	7.88	8.93	8/15/97
Institutional	7.28	17.19	9.13	10.20	8/15/97
Service	6.75	16.61	8.58	9.65	8/15/97
Class IR	7.14	17.02	N/A	10.44	11/30/07
Class R	6.60	16.43	N/A	9.91	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.40%
Class C	2.10	2.15
Institutional	0.95	1.00
Service	1.45	1.50
Class IR	1.10	1.15
Class R	1.60	1.65

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 2/28/15[5]
Holding	% of Net Assets	Line of Business
Esterline Technologies Corp.	1.2%	Aerospace & Defense
Pebblebrook Hotel Trust	1.2	Real Estate Investment Trusts
Chesapeake Lodging Trust	1.1	Real Estate Investment Trusts
PrivateBancorp, Inc.	1.0	Commercial Banks
SM Energy Co.	1.0	Oil, Gas & Consumable Fuels
Strategic Hotels & Resorts, Inc.	1.0	Real Estate Investment Trusts
Spectrum Brands Holdings, Inc.	1.0	Household Products
National Health Investors, Inc.	1.0	Real Estate Investment Trusts
American Equity Investment Life Holding Co.	0.9	Insurance
Bank of the Ozarks, Inc.	0.9	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2014, the capitalization range of the companies in these indexes was between $56 million and $30.6 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.76%, 2.45%, 3.11%, 2.89% and 2.63%, respectively. These returns compare to the 1.87% cumulative total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the industrials, health care and utilities sectors. Having a portion of assets in cash during a Reporting Period when the Russell Index gained ground also detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in casual restaurant operator and franchiser Jack in the Box, global specialty health care company Endo International and real estate investment trust Pebblebrook Hotel Trust.

Jack in the Box operates and franchises Jack in the Box and Qdoba Mexican Grill restaurants. During the Reporting Period, Jack in the Box reported two consecutive quarters of earnings that exceeded consensus expectations, benefiting from robust same-store sales growth at both business chains. Overall, at the end of the Reporting Period, we believed Jack in the Box’s management team was executing well, and we remained optimistic on the potential for significant unit growth moving forward. In addition, in our view, Jack in the Box is supported by strong free cash flow generation, and we believe its operating margins can expand through more efficient business operations.

Shares of Endo International rose during the Reporting Period, as the company’s acquisition of Auxilium Pharmaceuticals was finalized, a deal that we believe will be accretive moving forward. The company also reported strong third quarter 2014 earnings, which had a positive impact on its share price. At the end of the Reporting Period, we

PORTFOLIO RESULTS

remained encouraged by Endo International’s merger and acquisition activity and by what we consider to be its strong product pipeline and experienced management team. We thus believed the stock to be compelling from a risk/reward perspective. Indeed, despite strong performance during the Reporting Period, we continued to view its shares as attractively valued relative to its peers.

Pebblebrook Hotel Trust, an owner of upper-upscale and luxury hotel properties in high barrier U.S. urban markets, was another top contributor to the Fund’s results during the Reporting Period. At the industry level, U.S. hotels experienced better than expected revenue per available room (“RevPar”) growth during the Reporting Period. Shares of Pebblebrook Hotel Trust also benefited from an improving macroeconomic backdrop given the company’s favorable geographic exposure and highly regarded management team. At the end of the Reporting Period, we remained constructive on Pebblebrook Hotel Trust’s potential for both margin expansion and earnings growth over the long term, and we also continued to be positive on its management’s profitable track record of capital allocation.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in three oil and gas exploration and production companies — Laredo Petroleum, QEP Resources and Eclipse Resources.

At the beginning of November 2014, Laredo Petroleum reported better than expected earnings, highlighted by solid production results. However, its shares underperformed as lower oil prices during the fourth calendar quarter weighed negatively on investor sentiment. Despite what we believe may well be short-term weakness, we remained constructive at the end of the Reporting Period on the company’s acreage in the core of the Midland Basin, and we anticipate that Laredo Petroleum’s production and reserve growth could accelerate in this area going forward. Additionally, we view the company’s decision to reduce its 2015 capital expenditure budget favorably, as it demonstrates financial discipline.

Although QEP Resources beat consensus earnings estimates and successfully sold its midstream business during the fourth quarter of 2014, shares of the company declined as a result of weaker energy prices. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) We initiated the Fund’s position in QEP Resources during the Reporting Period given our positive outlook on its management making a decision to the sell the remaining part of its midstream business in 2014. We also believe QEP Resources possesses an attractive risk/reward profile relative to its peers and are constructive its management’s strategic initiatives to transform the company into a focused and balanced exploration and production company.

We had bought Eclipse Resources, a Marcellus and Utica shale exploration and production company, on its Initial Public Offering (“IPO”) in the Fund’s prior fiscal year. Given the company’s focus on natural gas, we believed the position would provide some balance in the Fund’s portfolio, which had many oil-exposed names. However, the stock has underperformed since the IPO due to natural gas price weakness during the Reporting Period and on investor concerns over infrastructure/takeaway capacity constraints out of the Marcellus and Utica shales. At the end of the Reporting Period, we continued to believe Eclipse Resources had “best in class” acreage in the Marcellus and Utica shales, but after persistent underperformance, we decided to exit the Fund’s position and transition the capital into names that we believed have greater upside potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of QEP Resources, already mentioned, we initiated a Fund position in Bank of Hawaii during the Reporting Period. In our view, Bank of Hawaii is a well-managed, high quality banking franchise with dominant market share in the Hawaiian Islands. Its management has a long track record of delivering high returns on a conservatively-managed balance sheet. Hawaii has been benefiting from a strong tourist trade, and its economy has been expanding at a solid rate. Hawaii is one of the most energy-dependent states, moreover, and is expected to benefit disproportionately from lower oil prices.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of QEP Resources, already mentioned, we initiated a Fund position in Bank of Hawaii during the Reporting Period. In our view, Bank of Hawaii is a well-managed, high quality banking franchise with dominant share in the Hawaiian Islands. Its management has a long track record of delivering high returns on a conservatively-managed balance sheet. Hawaii has been benefiting from a strong tourist trade, and its economy has been expanding at a solid rate. Hawaii is one of the most energy-dependent states, moreover, and is expected to benefit disproportionately from lower oil prices.

We established a Fund position in Empire State Realty Trust, the owner of the Empire State Building as well as other office and retail properties in New York City. We believe its shares were trading, at the time of the Fund’s purchase, at an unwarranted discount relative to its peers due to concerns over new supply in the observatory market. We recognize the potential for new competition in this space. However, we believe investors are underappreciating what we view as the company’s significant growth potential and high quality balance sheet. In addition, we believe Empire State Realty Trust’s upcoming re-leasing opportunities could lead to meaningful increases in the company’s rental rates.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in TRW Automotive Holdings. After the announcement was made late in 2014 that ZF Friedrichshafen would be acquiring TRW Automotive Holdings, its shares surged higher. This strong performance had the company trading near our target price, and so we decided to exit the Fund’s position in favor of other high conviction opportunities.

We exited the Fund’s position in Oil States International in early January 2015 because the company had outperformed its peer group and because we sought to reduce the Fund’s exposure to oil services. We opted to reallocate the proceeds to higher conviction natural gas exploration and production names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in consumer staples and information technology increased. The Fund’s exposure to the energy sector decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2015?

A	At the end of February 2015, the Fund was overweighted in consumer discretionary, consumer staples, information technology and materials relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, industrials and utilities and was rather neutrally weighted to the Russell Index in energy and health care. The Fund had no allocation to telecommunication services at the end of February 2015.

FUND BASICS

Small/Mid Cap Value Fund

as of February 28, 2015

PERFORMANCE REVIEW
September 1, 2014–February 28, 2015	Fund Total Return (based on NAV)[1]	Russell 2500 Value Index[2]
Class A	2.76%	1.87%
Class C	2.45	1.87
Institutional	3.11	1.87
Class IR	2.89	1.87
Class R	2.63	1.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	Since Inception	Inception Date
Class A	4.72%	1/31/2014
Class C	9.04	1/31/2014
Institutional	11.29	1/31/2014
Class IR	11.14	1/31/2014
Class R	10.66	1/31/2014

[3]	The Standardized Total Returns are cumulative annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site atwww.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[3]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	4.81%
Class C	2.08	6.16
Institutional	0.93	10.28
Class IR	1.08	10.63
Class R	1.58	11.13

[3]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 2/28/15[5]
Holding	% of Net Assets	Line of Business
Pebblebrook Hotel Trust	1.6%	Real Estate Investment Trusts
Brixmor Property Group, Inc.	1.6	Real Estate Investment Trusts
Carlisle Cos., Inc.	1.6	Industrial Conglomerates
Esterline Technologies Corp.	1.5	Aerospace & Defense
Post Properties, Inc.	1.4	Real Estate Investment Trusts
Highwoods Properties, Inc.	1.4	Real Estate Investment Trusts
Packaging Corp. of America	1.3	Containers & Packaging
CBL & Associates Properties, Inc.	1.3	Real Estate Investment Trusts
Hanesbrands, Inc.	1.2	Textiles, Apparel & Luxury Goods
Starwood Property Trust, Inc.	1.1	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

February 28, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Aerospace & Defense – 1.0%
31,605	The Boeing Co.	$4,767,614

Air Freight & Logistics – 1.0%
47,243	United Parcel Service, Inc. Class B	4,806,030

Automobiles – 1.8%
234,586	General Motors Co.	8,752,404

Capital Markets – 3.1%
330,566	AllianceBernstein Holding LP	9,467,410
302,495	Ares Capital Corp.	5,233,164

		14,700,574

Chemicals – 0.5%
33,692	Eastman Chemical Co.	2,508,706

Commercial Banks – 10.5%
560,015	Bank of America Corp.	8,853,837
128,577	BB&T Corp.	4,892,355
394,987	Fifth Third Bancorp	7,646,948
351,640	JPMorgan Chase & Co.	21,548,499
136,098	Wells Fargo & Co.	7,456,810

		50,398,449

Commercial Services & Supplies – 0.5%
44,200	Waste Management, Inc.	2,408,016

Communications Equipment – 2.3%
367,506	Cisco Systems, Inc.	10,845,102

Computers & Peripherals – 2.6%
44,249	Apple, Inc.	5,684,227
239,717	EMC Corp.	6,937,410

		12,621,637

Consumer Finance – 2.7%
61,780	Capital One Financial Corp.	4,862,704
377,542	Navient Corp.	8,079,399

		12,942,103

Diversified Telecommunication Services – 3.6%
353,911	Verizon Communications, Inc.	17,500,899

Electric Utilities – 3.1%
266,751	FirstEnergy Corp.	9,330,950
28,096	NextEra Energy, Inc.	2,906,812
75,847	PPL Corp.	2,586,383

		14,824,145

Electrical Equipment – 1.0%
67,971	Eaton Corp. PLC	4,826,621

Food & Staples Retailing – 1.3%
52,503	The Kroger Co.	3,735,588
32,157	Wal-Mart Stores, Inc.	2,698,937

		6,434,525

Food Products – 1.6%
220,818	ConAgra Foods, Inc.	7,724,214

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.6%
159,681	Medtronic PLC	$12,389,649

Hotels, Restaurants & Leisure – 1.0%
62,170	Starwood Hotels & Resorts Worldwide, Inc.	4,994,116

Household Products – 0.8%
44,626	The Procter & Gamble Co.	3,799,011

Industrial Conglomerates – 5.3%
982,594	General Electric Co.	25,537,618

Insurance – 8.9%
118,534	Aflac, Inc.	7,378,741
196,037	American International Group, Inc.	10,846,727
50,970	Arthur J. Gallagher & Co.	2,395,080
167,563	Prudential Financial, Inc.	13,547,469
117,684	The Hartford Financial Services Group, Inc.	4,820,337
37,397	The Travelers Cos., Inc.	4,017,934

		43,006,288

Internet Software & Services* – 0.8%
63,488	eBay, Inc.	3,676,590

Machinery – 0.7%
43,026	Caterpillar, Inc.	3,566,855

Media – 4.0%
85,525	CBS Corp. Class B	5,054,528
84,435	Liberty Global PLC Series C*	4,404,974
138,596	Viacom, Inc. Class B	9,693,404

		19,152,906

Multi-Utilities – 1.7%
151,829	PG&E Corp.	8,157,772

Oil, Gas & Consumable Fuels – 8.5%
78,971	Apache Corp.	5,199,451
184,715	Devon Energy Corp.	11,376,597
223,376	Exxon Mobil Corp.	19,777,711
180,514	Southwestern Energy Co.*	4,527,291

		40,881,050

Pharmaceuticals – 13.0%
191,332	Eli Lilly & Co.	13,425,766
93,849	Johnson & Johnson	9,620,461
247,432	Merck & Co., Inc.	14,484,669
99,642	Mylan, Inc.*	5,711,978
557,834	Pfizer, Inc.	19,144,863

		62,387,737

Real Estate Investment Trusts – 3.1%
202,260	Brixmor Property Group, Inc.	5,137,404
445,668	MFA Financial, Inc.	3,547,517
255,850	Starwood Property Trust, Inc.	6,242,740

		14,927,661

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.7%
230,262	Maxim Integrated Products, Inc.	$7,919,862

Software – 1.6%
173,039	Microsoft Corp.	7,587,760

Specialty Retail – 3.6%
294,498	Staples, Inc.	4,937,259
296,519	The Gap, Inc.	12,335,190

		17,272,449

Thrifts & Mortgage Finance – 1.7%
486,581	New York Community Bancorp, Inc.	8,082,110

Tobacco – 1.1%
97,765	Altria Group, Inc.	5,503,192

TOTAL COMMON STOCKS
(Cost $399,043,385)		$464,903,665

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.5%
Repurchase Agreement – 1.5%
Joint Repurchase Agreement Account II
$7,100,000	0.081%	03/02/15	$7,100,000
(Cost $7,100,000)

TOTAL INVESTMENTS – 98.2%
(Cost $406,143,385)			$472,003,665

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			8,653,190

NET ASSETS – 100.0%			$480,656,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 27, 2015. Additional information appears on page 53.

Investment Abbreviation:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

February 28, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%
Aerospace & Defense – 1.0%
101,491	The Boeing Co.	$15,309,917

Automobiles – 1.6%
668,008	General Motors Co.	24,923,378

Beverages – 0.7%
90,974	Anheuser-Busch InBev NV ADR	11,522,767

Capital Markets – 2.6%
106,771	Affiliated Managers Group, Inc.*	23,107,380
130,650	Ameriprise Financial, Inc.	17,458,759

		40,566,139

Chemicals – 0.5%
108,054	Eastman Chemical Co.	8,045,701

Commercial Banks – 12.7%
3,411,177	Bank of America Corp.	53,930,708
678,766	Citigroup, Inc.	35,580,914
958,853	Fifth Third Bancorp	18,563,394
1,058,980	JPMorgan Chase & Co.	64,894,294
434,655	Wells Fargo & Co.	23,814,748

		196,784,058

Commercial Services & Supplies – 0.5%
142,719	Waste Management, Inc.	7,775,331

Communications Equipment – 1.9%
1,025,020	Cisco Systems, Inc.	30,248,340

Computers & Peripherals – 2.5%
1,324,028	EMC Corp.	38,317,370

Consumer Finance – 1.8%
138,153	Capital One Financial Corp.	10,874,023
787,535	Navient Corp.	16,853,249

		27,727,272

Diversified Telecommunication Services – 2.0%
618,139	Verizon Communications, Inc.	30,566,974

Electric Utilities – 3.3%
449,060	Exelon Corp.	15,232,115
452,240	FirstEnergy Corp.	15,819,355
192,476	NextEra Energy, Inc.	19,913,567

		50,965,037

Electrical Equipment – 1.0%
219,866	Eaton Corp. PLC	15,612,685

Food & Staples Retailing – 1.4%
107,629	The Kroger Co.	7,657,804
256,580	Whole Foods Market, Inc.	14,494,204

		22,152,008

Food Products – 4.5%
576,139	ConAgra Foods, Inc.	20,153,342
672,954	Mondelez International, Inc. Class A	24,855,556
319,170	Tyson Foods, Inc. Class A	13,184,913

Shares	Description	Value

Common Stocks – (continued)
Food Products – (continued)
257,675	Unilever NV	$11,201,132

		69,394,943

Health Care Equipment & Supplies – 2.3%
466,906	Medtronic PLC	36,227,237

Health Care Providers & Services – 2.6%
169,677	Express Scripts Holding Co.*	14,386,913
235,593	UnitedHealth Group, Inc.	26,770,432

		41,157,345

Hotels, Restaurants & Leisure – 1.8%
697,045	MGM Resorts International*	15,146,788
153,712	Starwood Hotels & Resorts Worldwide, Inc.	12,347,685

		27,494,473

Household Products – 1.0%
187,940	The Procter & Gamble Co.	15,999,332

Industrial Conglomerates – 5.1%
3,034,786	General Electric Co.	78,874,088

Insurance – 9.1%
382,158	Aflac, Inc.	23,789,335
855,232	American International Group, Inc.	47,319,987
1,079,681	Genworth Financial, Inc. Class A*	8,367,528
529,039	Prudential Financial, Inc.	42,772,803
485,708	The Hartford Financial Services Group, Inc.	19,894,600

		142,144,253

Internet & Catalog Retail – 1.1%
184,089	Expedia, Inc.	16,890,166

Internet Software & Services* – 2.8%
204,226	eBay, Inc.	11,826,728
56,875	Google, Inc. Class A	31,999,581

		43,826,309

IT Services* – 0.7%
291,482	Vantiv, Inc. Class A	10,781,919

Machinery – 0.7%
138,914	Caterpillar, Inc.	11,515,971

Media – 4.2%
402,274	CBS Corp. Class B	23,774,393
271,087	Liberty Global PLC Series C*	14,142,609
387,906	Viacom, Inc. Class B	27,130,146

		65,047,148

Multi-Utilities – 0.5%
159,195	PG&E Corp.	8,553,547

Oil, Gas & Consumable Fuels – 9.2%
253,750	Apache Corp.	16,706,900
597,781	Devon Energy Corp.	36,817,332
633,315	Exxon Mobil Corp.	56,073,710

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
1,303,841	Southwestern Energy Co.*	$32,700,332

		142,298,274

Pharmaceuticals – 8.5%
241,686	Bristol-Myers Squibb Co.	14,723,511
93,300	Eli Lilly & Co.	6,546,861
251,600	Johnson & Johnson	25,791,516
247,082	Merck & Co., Inc.	14,464,180
328,296	Mylan, Inc.*	18,819,568
1,498,227	Pfizer, Inc.	51,419,151

		131,764,787

Road & Rail* – 1.2%
791,165	Hertz Global Holdings, Inc.	18,252,177

Semiconductors & Semiconductor Equipment – 1.2%
526,138	Maxim Integrated Products, Inc.	18,096,517

Software – 2.7%
565,332	Microsoft Corp.	24,789,808
236,870	SAP SE ADR	16,625,905

		41,415,713

Specialty Retail – 3.8%
828,170	Staples, Inc.	13,884,270
740,343	The Gap, Inc.	30,798,269
352,911	Urban Outfitters, Inc.*	13,749,412

		58,431,951

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods* – 0.7%
129,964	Fossil Group, Inc.	$11,178,204

TOTAL COMMON STOCKS
(Cost $1,322,629,682)		$1,509,861,331

Investment Company(a) – 1.5%
22,615,928	Goldman Sachs Financial Square Government Fund – Institutional Shares	$22,615,928
(Cost $22,615,928)

TOTAL INVESTMENTS – 98.7%
(Cost $1,345,245,610)		$1,532,477,259

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		20,110,947

NET ASSETS – 100.0%		$1,552,588,206

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

February 28, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Aerospace & Defense – 2.7%
1,028,813	Orbital ATK, Inc.	$68,189,726
2,468,783	Textron, Inc.	109,391,775
1,288,185	Triumph Group, Inc.	77,020,581

		254,602,082

Airlines* – 0.6%
853,289	United Continental Holdings, Inc.	55,617,377

Beverages – 1.0%
1,274,872	Molson Coors Brewing Co. Class B	96,750,036

Building Products – 1.9%
1,456,883	Armstrong World Industries, Inc.*	81,337,778
2,207,488	Fortune Brands Home & Security, Inc.	102,250,844

		183,588,622

Capital Markets – 2.3%
2,665,181	Invesco Ltd.	107,326,839
1,997,920	Raymond James Financial, Inc.	114,141,169

		221,468,008

Chemicals – 3.0%
2,317,494	Axalta Coating Systems Ltd.*	65,816,830
1,203,320	Celanese Corp. Series A	68,721,605
373,571	CF Industries Holdings, Inc.	114,398,647
380,386	The Valspar Corp.	32,960,447

		281,897,529

Commercial Banks – 5.0%
4,257,801	Fifth Third Bancorp	82,431,027
2,416,467	First Horizon National Corp.	34,531,314
13,260,807	Huntington Bancshares, Inc.	145,073,229
258,097	M&T Bank Corp.	31,229,737
591,251	Signature Bank*	72,930,811
3,956,259	Zions Bancorp.	105,770,584

		471,966,702

Communications Equipment – 1.7%
7,881,189	Brocade Communications Systems, Inc.	97,647,932
2,671,921	Juniper Networks, Inc.	63,885,631

		161,533,563

Consumer Finance – 3.1%
8,498,338	Navient Corp.	181,864,433
12,266,540	SLM Corp.	116,164,134

		298,028,567

Containers & Packaging – 1.1%
1,206,045	Packaging Corp. of America	99,932,889

Diversified Financial Services – 1.0%
2,066,601	Voya Financial, Inc.	91,323,098

Electric Utilities – 1.5%
4,160,813	FirstEnergy Corp.	145,545,239

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services* – 0.3%
2,642,040	Weatherford International PLC	$33,527,488

Food & Staples Retailing – 2.0%
1,190,328	The Kroger Co.	84,691,837
1,798,207	Whole Foods Market, Inc.	101,580,714

		186,272,551

Food Products – 2.9%
3,809,653	ConAgra Foods, Inc.	133,261,662
3,449,707	Tyson Foods, Inc. Class A	142,507,396

		275,769,058

Health Care Equipment & Supplies – 1.4%
1,129,482	Zimmer Holdings, Inc.	135,978,338

Health Care Providers & Services – 5.1%
1,429,543	Cardinal Health, Inc.	125,785,489
1,589,729	Cigna Corp.	193,358,738
1,322,049	Envision Healthcare Holdings, Inc.*	48,413,434
952,268	Laboratory Corp. of America Holdings*	117,157,532

		484,715,193

Health Care Technology* – 0.6%
4,875,377	Allscripts Healthcare Solutions, Inc.	58,528,901

Hotels, Restaurants & Leisure – 2.1%
5,018,689	MGM Resorts International*	109,056,112
1,176,683	Starwood Hotels & Resorts Worldwide, Inc.	94,522,945

		203,579,057

Household Durables* – 1.7%
434,654	Mohawk Industries, Inc.	80,128,465
2,050,227	Toll Brothers, Inc.	78,544,196

		158,672,661

Household Products – 1.5%
1,055,011	Energizer Holdings, Inc.	141,192,122

Independent Power Producers & Energy Traders – 0.8%
3,192,225	NRG Energy, Inc.	76,549,556

Insurance – 8.4%
2,192,482	Arthur J. Gallagher & Co.	103,024,729
656,784	Everest Re Group Ltd.	116,533,185
5,625,797	Genworth Financial, Inc. Class A*	43,599,927
3,101,935	Lincoln National Corp.	178,795,533
2,314,624	Principal Financial Group, Inc.	118,439,310
1,407,269	Unum Group	47,227,948
1,796,934	Validus Holdings Ltd.	74,824,332
3,060,244	XL Group PLC	110,780,833

		793,225,797

Internet & Catalog Retail – 1.7%
922,763	Expedia, Inc.	84,663,505
2,462,623	Liberty Interactive Corp. Class A*	72,721,257

		157,384,762

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Internet Software & Services* – 1.1%
1,140,057	AOL, Inc.	$46,217,911
3,744,049	Pandora Media, Inc.	55,411,925

		101,629,836

IT Services – 2.1%
598,449	WEX, Inc.*	64,028,059
9,596,785	Xerox Corp.	130,996,115

		195,024,174

Leisure Equipment & Products* – 0.9%
1,933,209	Vista Outdoor, Inc.	84,403,905

Machinery – 1.0%
3,506,749	Terex Corp.	96,119,990

Marine* – 0.8%
1,007,291	Kirby Corp.	77,641,990

Media – 3.4%
1,380,073	AMC Networks, Inc. Class A*	99,392,857
1,453,126	Discovery Communications, Inc. Class A*	46,935,970
545,668	Liberty Broadband Corp. Class C*	28,407,476
2,647,467	Liberty Media Corp. Class C*	102,192,226
664,179	Scripps Networks Interactive Class A	48,020,142

		324,948,671

Metals & Mining – 0.9%
1,344,099	Carpenter Technology Corp.	56,936,034
497,113	Reliance Steel & Aluminum Co.	28,340,412

		85,276,446

Multi-Utilities – 4.1%
2,171,247	PG&E Corp.	116,661,101
1,580,144	SCANA Corp.	89,989,201
1,705,443	Sempra Energy	184,528,933

		391,179,235

Oil, Gas & Consumable Fuels – 4.6%
4,523,199	Chesapeake Energy Corp.	75,446,959
2,189,828	Devon Energy Corp.	134,871,507
610,898	Pioneer Natural Resources Co.	93,174,163
5,267,017	Southwestern Energy Co.*	132,096,786

		435,589,415

Pharmaceuticals* – 2.4%
1,725,111	Endo International PLC	147,669,502
1,343,161	Mylan, Inc.	76,996,704

		224,666,206

Professional Services – 0.4%
267,419	The Dun & Bradstreet Corp.	35,427,669

Real Estate Investment Trusts – 5.7%
307,579	AvalonBay Communities, Inc.	51,777,849
6,125,620	Brixmor Property Group, Inc.	155,590,748
6,110,839	DDR Corp.	115,739,291
2,931,487	RLJ Lodging Trust	93,250,601
5,037,780	Starwood Property Trust, Inc.	122,921,832

		539,280,321

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – 2.1%
4,268,208	Hertz Global Holdings, Inc.*	$98,467,558
900,040	Kansas City Southern	104,260,634

		202,728,192

Semiconductors & Semiconductor Equipment – 4.8%
3,878,980	Altera Corp.	143,561,050
9,262,859	Atmel Corp.*	77,252,244
3,369,376	Broadcom Corp. Class A	152,396,876
2,281,956	Maxim Integrated Products, Inc.	78,487,877

		451,698,047

Software* – 3.2%
882,974	Check Point Software Technologies Ltd.	73,719,499
1,262,102	Citrix Systems, Inc.	80,364,345
1,286,961	Informatica Corp.	55,268,540
1,071,599	VMware, Inc. Class A	91,160,927

		300,513,311

Specialty Retail – 4.6%
1,969,325	Best Buy Co., Inc.	75,031,282
963,123	GNC Acquisition Holdings, Inc. Class A	46,316,585
6,088,419	Staples, Inc.	102,072,345
3,510,507	The Gap, Inc.	146,037,091
1,801,696	Urban Outfitters, Inc.*	70,194,076

		439,651,379

Textiles, Apparel & Luxury Goods* – 1.2%
762,986	Fossil Group, Inc.	65,624,426
1,460,193	Kate Spade & Co.	50,303,649

		115,928,075

TOTAL COMMON STOCKS
(Cost $7,814,556,056)		$9,169,356,058

Investment Company(a) – 3.4%
326,511,533	Goldman Sachs Financial Square Government Fund – Institutional Shares	$326,511,533
(Cost $326,511,533)

TOTAL INVESTMENTS – 100.1%
(Cost $8,141,067,589)		$9,495,867,591

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(11,517,284)

NET ASSETS – 100.0%		$9,484,350,307

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

February 28, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 94.7%
Aerospace & Defense – 2.7%
61,845	Cubic Corp.	$3,232,638
630,089	Curtiss-Wright Corp.	45,731,860
686,114	Esterline Technologies Corp.*	80,858,535
589,173	Moog, Inc. Class A*	44,458,994

		174,282,027

Air Freight & Logistics – 0.5%
636,415	Forward Air Corp.	34,048,203

Auto Components* – 0.8%
1,016,912	American Axle & Manufacturing Holdings, Inc.	25,341,447
175,266	Tenneco, Inc.	10,207,492
512,885	Tower International, Inc.	13,883,797

		49,432,736

Biotechnology* – 0.8%
1,663,897	Infinity Pharmaceuticals, Inc.	25,291,234
158,577	Ligand Pharmaceuticals, Inc.	8,732,835
354,047	TESARO, Inc.	18,881,327

		52,905,396

Building Products* – 0.6%
1,009,685	Continental Building Products, Inc.	21,062,029
896,248	NCI Building Systems, Inc.	15,092,816

		36,154,845

Capital Markets – 2.1%
212,309	Cohen & Steers, Inc.	8,846,916
466,990	Golub Capital BDC, Inc.	8,293,742
301,007	Moelis & Co.	9,686,405
732,668	New Mountain Finance Corp.	10,909,427
1,577,053	OM Asset Management PLC*	28,323,872
944,818	Stifel Financial Corp.*	51,747,682
157,431	Virtus Investment Partners, Inc.	20,776,169

		138,584,213

Chemicals – 2.6%
210,761	Axiall Corp.	9,760,342
423,786	Cytec Industries, Inc.	22,261,478
217,929	H.B. Fuller Co.	9,741,426
490,622	Methanex Corp.	26,640,775
155,594	Minerals Technologies, Inc.	11,394,149
875,765	PolyOne Corp.	34,802,901
274,977	Quaker Chemical Corp.	22,322,633
131,363	Tronox Ltd. Class A	2,842,695
318,593	W.R. Grace & Co.*	31,588,496

		171,354,895

Commercial Banks – 13.5%
2,236,394	BancorpSouth, Inc.	50,072,862
1,678,948	Bank of the Ozarks, Inc.	61,449,497
670,795	Banner Corp.	29,286,910
2,104,164	Boston Private Financial Holdings, Inc.	26,407,258
364,940	Bridge Capital Holdings*	7,846,210
753,828	CoBiz, Inc.	8,510,718

Shares	Description	Value
Common Stocks – (continued)
Commercial Banks – (continued)
754,130	Community Bank System, Inc.	$26,786,698
398,424	ConnectOne Bancorp, Inc.	7,275,222
821,759	CVB Financial Corp.	12,860,528
955,781	First Financial Bankshares, Inc.	25,108,367
1,058,508	First Midwest Bancorp, Inc.	18,100,487
845,018	Flushing Financial Corp.	16,545,452
1,361,724	Glacier Bancorp, Inc.	33,076,276
944,840	Great Western Bancorp, Inc.	21,731,320
444,391	Heritage Financial Corp.	7,163,583
878,217	Home Bancshares, Inc.	27,795,568
545,132	Independent Bank Corp.	22,797,420
237,255	Independent Bank Group, Inc.	8,557,788
293,658	Lakeland Financial Corp.	11,464,408
1,340,237	LegacyTexas Financial Group, Inc.	30,825,451
1,400,954	MB Financial, Inc.	43,695,755
1,093,952	PacWest Bancorp	50,141,290
848,589	Pinnacle Financial Partners, Inc.	35,640,738
1,920,865	PrivateBancorp, Inc.	66,711,641
559,046	Prosperity Bancshares, Inc.	28,919,450
369,563	Sandy Spring Bancorp, Inc.	9,527,334
151,119	Sierra Bancorp	2,445,105
497,150	South State Corp.	33,572,540
122,272	Southcoast Financial Corp.*	868,131
622,505	Southwest Bancorp, Inc.	10,370,933
662,806	State Bank Financial Corp.	13,521,242
147,223	Summit State Bank	2,012,538
429,190	Texas Capital Bancshares, Inc.*	19,927,292
269,692	The First of Long Island Corp.	6,618,242
368,672	TriCo Bancshares	8,811,261
720,579	UMB Financial Corp.	37,138,642
1,751,869	Webster Financial Corp.	60,492,037

		884,076,194

Commercial Services & Supplies – 1.5%
920,326	Ceco Environmental Corp.	13,096,239
328,863	G&K Services, Inc. Class A	23,674,847
879,219	Mobile Mini, Inc.	36,478,796
931,048	Progressive Waste Solutions Ltd.	26,060,034

		99,309,916

Communications Equipment – 1.4%
785,551	ADTRAN, Inc.	16,912,913
715,931	Digi International, Inc.*	7,574,550
2,827,947	Extreme Networks, Inc.*	10,039,212
2,110,411	JDS Uniphase Corp.*	29,060,359
1,208,175	RADWARE Ltd.*	25,661,637

		89,248,671

Computers & Peripherals* – 0.4%
643,651	Electronics for Imaging, Inc.	26,132,231

Construction & Engineering – 1.1%
881,633	Comfort Systems USA, Inc.	16,486,537
831,404	EMCOR Group, Inc.	36,606,718
715,050	MYR Group, Inc.*	19,763,982

		72,857,237

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Finance* – 0.2%
343,645	First Cash Financial Services, Inc.	$16,543,070

Containers & Packaging* – 1.2%
1,480,557	Berry Plastics Group, Inc.	50,797,911
1,785,028	Graphic Packaging Holding Co.	26,936,072

		77,733,983

Distributors – 0.4%
371,618	Core-Mark Holding Co., Inc.	26,132,178

Diversified Financial Services – 0.4%
290,344	MarketAxess Holdings, Inc.	23,108,479

Diversified Telecommunication Services*(a) – 0.3%
2,358,198	Premiere Global Services, Inc.	22,968,849

Electric Utilities – 2.9%
804,979	ALLETE, Inc.	44,145,048
849,777	IDACORP, Inc.	53,213,036
257,483	Otter Tail Corp.	8,424,844
1,065,944	PNM Resources, Inc.	30,432,701
1,449,653	Portland General Electric Co.	54,057,560

		190,273,189

Electrical Equipment* – 0.3%
809,136	Thermon Group Holdings, Inc.	19,840,015

Electronic Equipment, Instruments & Components – 1.9%
395,688	Anixter International, Inc.*	31,215,826
294,608	Belden, Inc.	26,155,298
1,012,260	CTS Corp.	17,674,060
227,807	Littelfuse, Inc.	22,853,598
1,288,736	Newport Corp.*	25,723,171

		123,621,953

Energy Equipment & Services* – 0.6%
666,605	Forum Energy Technologies, Inc.	13,018,796
1,013,116	Newpark Resources, Inc.	9,594,208
134,488	Oil States International, Inc.	5,847,538
1,654,170	TETRA Technologies, Inc.	9,875,395

		38,335,937

Food & Staples Retailing* – 0.1%
610,892	SUPERVALU, Inc.	6,035,613

Food Products – 1.1%
402,941	B&G Foods, Inc.	11,544,260
176,219	Freshpet, Inc.*	3,247,716
186,275	J&J Snack Foods Corp.	18,849,167
641,853	The Hain Celestial Group, Inc.*	40,135,068

		73,776,211

Gas Utilities – 1.3%
361,652	New Jersey Resources Corp.	22,632,182
1,059,365	Southwest Gas Corp.	60,659,240

		83,291,422

Health Care Equipment & Supplies* – 1.4%
2,495,762	Endologix, Inc.	39,358,167

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies* – (continued)
535,292	Integra LifeSciences Holdings Corp.	$32,122,873
930,355	Tornier NV	22,737,876

		94,218,916

Health Care Providers & Services – 1.7%
333,525	Adeptus Health, Inc. Class A*	14,791,834
666,922	Air Methods Corp.*	35,340,197
1,199,404	HealthSouth Corp.	52,126,098
217,011	Surgical Care Affiliates, Inc.*	7,048,517

		109,306,646

Health Care Technology – 1.1%
4,338,075	Allscripts Healthcare Solutions, Inc.*	52,078,590
972,716	Quality Systems, Inc.	16,905,804

		68,984,394

Hotels, Restaurants & Leisure – 3.6%
1,037,427	Bloomin’ Brands, Inc.*	26,724,119
1,244,477	Diamond Resorts International, Inc.*	43,121,128
232,824	DineEquity, Inc.	25,268,389
563,403	Jack in the Box, Inc.	54,475,436
504,062	Krispy Kreme Doughnuts, Inc.*	10,998,633
373,765	Marriott Vacations Worldwide Corp.	28,428,566
522,717	Vail Resorts, Inc.	45,899,780

		234,916,051

Household Durables* – 0.9%
531,738	Meritage Homes Corp.	23,667,658
2,698,716	Standard Pacific Corp.	23,586,778
507,230	William Lyon Homes Class A	11,509,049

		58,763,485

Household Products – 1.0%
673,761	Spectrum Brands Holdings, Inc.	63,117,930

Independent Power Producers & Energy Traders* – 0.5%
1,262,222	Dynegy, Inc.	35,178,127

Industrial Conglomerates – 0.7%
518,705	Carlisle Cos., Inc.	48,275,874

Insurance – 4.8%
2,166,635	American Equity Investment Life Holding Co.	61,727,431
296,688	AMERISAFE, Inc.	12,324,420
315,477	AmTrust Financial Services, Inc.	17,004,210
3,474,732	CNO Financial Group, Inc.	56,499,142
450,782	Endurance Specialty Holdings Ltd.	28,656,212
86,280	Enstar Group Ltd.*	12,001,548
489,745	Fidelity & Guaranty Life	10,127,927
2,589,833	Maiden Holdings Ltd.	37,060,510
698,315	National General Holdings Corp.	12,988,659
532,546	ProAssurance Corp.	23,959,245
421,840	RLI Corp.	20,412,838
889,194	Symetra Financial Corp.	20,078,000

		312,840,142

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Internet & Catalog Retail – 0.5%
441,844	HSN, Inc.	$29,855,399

Internet Software & Services*(a) – 0.3%
1,592,255	Everyday Health, Inc.	22,769,247

IT Services – 0.6%
1,638,544	Convergys Corp.	36,621,458

Leisure Equipment & Products – 0.0%
59,728	Brunswick Corp.	3,239,647

Life Sciences Tools & Services* – 0.8%
1,072,952	Albany Molecular Research, Inc.	17,403,282
1,944,145	Bruker Corp.	36,997,079

		54,400,361

Machinery – 3.6%
1,513,286	Actuant Corp. Class A	38,497,996
254,014	Alamo Group, Inc.	12,738,802
622,987	Barnes Group, Inc.	24,931,940
278,740	CIRCOR International, Inc.	14,959,976
548,453	CLARCOR, Inc.	36,093,692
201,106	Graco, Inc.	15,239,813
382,258	RBC Bearings, Inc.	23,719,109
230,913	Standex International Corp.	16,741,192
499,378	Watts Water Technologies, Inc. Class A	27,455,802
450,141	Woodward, Inc.	21,854,346

		232,232,668

Media – 1.5%
743,239	Carmike Cinemas, Inc.*	23,226,219
1,827,619	Live Nation Entertainment, Inc.*	46,768,770
408,400	Nexstar Broadcasting Group, Inc. Class A	22,270,052
378,748	Townsquare Media, Inc.*	5,010,836

		97,275,877

Metals & Mining – 1.1%
2,855,254	AK Steel Holding Corp.*	12,620,223
190,033	Commercial Metals Co.	2,859,997
1,019,357	Globe Specialty Metals, Inc.	16,972,294
494,331	Kaiser Aluminum Corp.	37,346,707
107,786	TimkenSteel Corp.	3,240,047

		73,039,268

Multi-Utilities – 1.1%
527,662	Black Hills Corp.	26,821,059
844,194	NorthWestern Corp.	45,746,873

		72,567,932

Multiline Retail* – 0.6%
687,382	Burlington Stores, Inc.	38,197,818

Oil, Gas & Consumable Fuels – 2.6%
722,375	Laredo Petroleum, Inc.*	8,617,934
2,163,089	Parsley Energy, Inc. Class A*	32,208,395
3,675,703	Rex Energy Corp.*(a)	18,010,945

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
2,174,060	Rice Energy, Inc.*	$42,568,095
1,374,783	SM Energy Co.	66,704,471

		168,109,840

Paper & Forest Products – 0.6%
1,111,602	KapStone Paper and Packaging Corp.	38,305,805

Pharmaceuticals* – 0.8%
990,801	Catalent, Inc.	27,712,704
623,965	Prestige Brands Holdings, Inc.	24,047,611

		51,760,315

Professional Services* – 0.6%
502,814	On Assignment, Inc.	19,212,523
746,234	TrueBlue, Inc.	17,170,844

		36,383,367

Real Estate Investment Trusts – 12.4%
1,767,613	Acadia Realty Trust	60,381,660
1,985,059	Apollo Commercial Real Estate Finance, Inc.	33,924,658
1,402,568	Blackstone Mortgage Trust, Inc. Class A	40,548,241
2,155,047	CBL & Associates Properties, Inc.	43,144,041
2,113,527	Chesapeake Lodging Trust	75,157,020
2,439,488	CubeSmart	56,596,122
1,155,735	DuPont Fabros Technology, Inc.	36,186,063
1,160,573	Highwoods Properties, Inc.	52,933,735
1,478,476	Hudson Pacific Properties, Inc.	47,252,093
4,073,265	MFA Financial, Inc.	32,423,189
877,559	National Health Investors, Inc.	62,464,650
1,568,723	Pebblebrook Hotel Trust	76,208,563
579,357	PS Business Parks, Inc.	48,190,915
141,873	Sovran Self Storage, Inc.	13,055,153
4,960,185	Strategic Hotels & Resorts, Inc.*	65,077,627
1,879,318	Terreno Realty Corp.	41,420,169
2,681,281	Two Harbors Investment Corp.	27,992,574

		812,956,473

Real Estate Management & Development – 0.8%
1,869,710	Kennedy-Wilson Holdings, Inc.	50,033,440

Semiconductors & Semiconductor Equipment – 3.6%
583,936	Cabot Microelectronics Corp.*	30,253,724
3,235,438	Entegris, Inc.*	43,387,224
1,469,367	Fairchild Semiconductor International, Inc.*	25,625,760
3,019,911	Intersil Corp. Class A	47,080,413
957,044	MKS Instruments, Inc.	33,841,076
981,940	Semtech Corp.*	28,407,524
554,394	Silicon Laboratories, Inc.*	28,074,512

		236,670,233

Software – 1.9%
850,745	Bottomline Technologies de, Inc.*	22,527,728
743,674	Monotype Imaging Holdings, Inc.	23,805,005

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
756,512	Pegasystems, Inc.	$14,971,372
794,460	PTC, Inc.*	27,532,011
545,863	Verint System, Inc.*	33,229,410

		122,065,526

Specialty Retail – 2.9%
1,232,027	American Eagle Outfitters, Inc.	18,443,444
254,279	Asbury Automotive Group, Inc.*	20,004,129
542,659	Boot Barn Holdings, Inc.*	13,354,838
38,288	Genesco, Inc.*	2,811,488
614,807	GNC Acquisition Holdings, Inc. Class A	29,566,069
463,346	Lithia Motors, Inc. Class A	43,767,663
253,585	Monro Muffler Brake, Inc.	16,036,715
5,138,241	Office Depot, Inc.*	48,145,318

		192,129,664

Textiles, Apparel & Luxury Goods – 0.7%
302,459	Carter’s, Inc.	26,849,285
177,412	Movado Group, Inc.	4,557,714
426,605	Steven Madden Ltd.*	15,575,349

		46,982,348

Thrifts & Mortgage Finance – 1.7%
807,462	Brookline Bancorp, Inc.	7,816,232
553,515	Dime Community Bancshares	8,612,693
692,991	Oritani Financial Corp.	9,916,701
1,085,322	Provident Financial Services, Inc.	19,752,861
3,258,955	Radian Group, Inc.	51,524,079
170,245	WSFS Financial Corp.	13,234,846

		110,857,412

Trading Companies & Distributors – 1.6%
540,539	Applied Industrial Technologies, Inc.	23,681,014
428,279	Beacon Roofing Supply, Inc.*	12,856,936
843,472	Kaman Corp.	35,004,088
474,631	WESCO International, Inc.*	32,953,630

		104,495,668

TOTAL COMMON STOCKS
(Cost $4,843,729,495)		$6,186,598,794

Shares	Description	Value
Exchange Traded Fund – 2.3%
1,450,447	iShares Russell 2000 Value ETF
(Cost $146,080,023)		$147,757,036

Investment Company(a) – 3.6%
238,193,203	Goldman Sachs Financial Square Government Fund – Institutional Shares	$238,193,203
(Cost $238,193,203)

TOTAL INVESTMENTS – 100.6%
(Cost $5,228,002,721)		$6,572,549,033

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(36,923,042)

NET ASSETS – 100.0%		$6,535,625,991

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviation:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

February 28, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%
Aerospace & Defense – 2.4%
1,174	Curtiss-Wright Corp.	$85,209
1,987	Esterline Technologies Corp.*	234,168
807	Triumph Group, Inc.	48,250

		367,627

Auto Components – 1.7%
2,016	American Axle & Manufacturing Holdings, Inc.*	50,239
965	BorgWarner, Inc.	59,309
1,356	Lear Corp.	147,695

		257,243

Beverages – 0.6%
1,324	Molson Coors Brewing Co. Class B	100,478

Biotechnology* – 0.4%
378	Ligand Pharmaceuticals, Inc.	20,817
864	TESARO, Inc.	46,077

		66,894

Building Products – 0.8%
1,207	A.O. Smith Corp.	76,077
1,188	Fortune Brands Home & Security, Inc.	55,028

		131,105

Capital Markets – 2.3%
2,005	Ares Capital Corp.	34,686
5,054	E*TRADE Financial Corp.*	131,581
3,857	OM Asset Management PLC*	69,272
2,126	Stifel Financial Corp.*	116,441

		351,980

Chemicals – 3.6%
766	Ashland, Inc.	97,757
3,806	Axalta Coating Systems Ltd.*	108,090
1,665	Cytec Industries, Inc.	87,462
1,131	Methanex Corp.	61,413
1,579	PolyOne Corp.	62,750
1,598	RPM International, Inc.	80,779
658	W.R. Grace & Co.*	65,241

		563,492

Commercial Banks – 9.5%
3,993	BancorpSouth, Inc.	89,403
2,682	Bank of Hawaii Corp.	161,617
3,414	Bank of the Ozarks, Inc.	124,952
3,765	BankUnited, Inc.	122,024
3,623	East West Bancorp, Inc.	144,739
2,512	Glacier Bancorp, Inc.	61,016
3,602	PacWest Bancorp	165,098
4,050	PrivateBancorp, Inc.	140,657
1,190	Prosperity Bancshares, Inc.	61,559
1,243	Signature Bank*	153,324
696	Texas Capital Bancshares, Inc.*	32,315
1,465	UMB Financial Corp.	75,506
3,769	Webster Financial Corp.	130,144

		1,462,354

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.6%
1,840	Waste Connections, Inc.	$86,425

Communications Equipment* – 0.8%
9,053	JDS Uniphase Corp.	124,660

Construction & Engineering* – 0.5%
2,546	Quanta Services, Inc.	73,274

Construction Materials – 0.3%
668	Eagle Materials, Inc.	52,438

Consumer Finance* – 0.3%
824	First Cash Financial Services, Inc.	39,667

Containers & Packaging – 2.3%
2,420	MeadWestvaco Corp.	128,405
2,443	Packaging Corp. of America	202,427
421	Rock-Tenn Co. Class A	28,898

		359,730

Diversified Financial Services – 0.4%
709	MarketAxess Holdings, Inc.	56,429

Electric Utilities – 2.8%
1,785	IDACORP, Inc.	111,777
3,561	OGE Energy Corp.	115,768
1,701	Pinnacle West Capital Corp.	109,000
2,668	Westar Energy, Inc.	103,652

		440,197

Electrical Equipment – 1.1%
790	Hubbell, Inc. Class B	89,902
1,575	Sensata Technologies Holding NV*	84,641

		174,543

Electronic Equipment, Instruments & Components – 3.0%
1,103	Anixter International, Inc.*	87,016
2,343	Avnet, Inc.	107,333
536	Belden, Inc.	47,586
5,368	Ingram Micro, Inc. Class A*	132,643
6,062	Vishay Intertechnology, Inc.	86,323

		460,901

Energy Equipment & Services* – 0.1%
319	Oil States International, Inc.	13,870

Food & Staples Retailing* – 0.6%
11,789	Rite Aid Corp.	94,076

Food Products – 1.7%
1,748	Hormel Foods Corp.	102,275
1,975	Pinnacle Foods, Inc.	71,693
1,406	The Hain Celestial Group, Inc.*	87,917

		261,885

Gas Utilities – 2.0%
3,035	Atmos Energy Corp.	160,976
6,181	Questar Corp.	144,512

		305,488

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies* – 0.4%
2,246	Tornier NV	$54,892

Health Care Providers & Services – 2.2%
4,171	Envision Healthcare Holdings, Inc.*	152,742
3,067	HealthSouth Corp.	133,292
1,088	Tenet Healthcare Corp.*	50,374

		336,408

Health Care Technology* – 0.8%
10,400	Allscripts Healthcare Solutions, Inc.	124,852

Hotels, Restaurants & Leisure – 2.0%
2,191	Diamond Resorts International, Inc.*	75,918
1,202	Jack in the Box, Inc.	116,221
3,815	Krispy Kreme Doughnuts, Inc.*	83,243
419	Vail Resorts, Inc.	36,793

		312,175

Household Durables – 2.6%
3,270	Jarden Corp.*	173,539
2,283	Lennar Corp. Class A	114,629
2,806	Toll Brothers, Inc.*	107,498

		395,666

Household Products – 1.0%
1,616	Spectrum Brands Holdings, Inc.	151,387

Independent Power Producers & Energy Traders – 0.4%
2,699	NRG Energy, Inc.	64,722

Industrial Conglomerates – 1.6%
2,711	Carlisle Cos., Inc.	252,313

Insurance – 8.7%
4,133	Allied World Assurance Co. Holdings AG	167,180
4,700	American Equity Investment Life Holding Co.	133,903
1,474	AmTrust Financial Services, Inc.	79,449
9,014	CNO Financial Group, Inc.	146,568
1,945	Endurance Specialty Holdings Ltd.	123,644
2,654	HCC Insurance Holdings, Inc.	148,305
1,597	ProAssurance Corp.	71,849
1,481	The Hanover Insurance Group, Inc.	104,025
2,828	Torchmark Corp.	150,591
2,382	Validus Holdings Ltd.	99,186
2,356	W.R. Berkley Corp.	117,588

		1,342,288

Internet & Catalog Retail – 0.5%
815	HSN, Inc.	55,070
623	Liberty Ventures Series A*	25,032

		80,102

Internet Software & Services – 1.1%
2,488	IAC/InterActiveCorp.	167,741

IT Services – 0.8%
1,113	Broadridge Financial Solutions, Inc.	59,245
1,738	Vantiv, Inc. Class A*	64,289

		123,534

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 0.9%
4,654	Bruker Corp.*	$88,566
1,191	PerkinElmer, Inc.	55,977

		144,543

Machinery – 4.4%
2,292	Actuant Corp. Class A	58,309
708	CLARCOR, Inc.	46,594
699	Graco, Inc.	52,970
2,190	Kennametal, Inc.	76,650
1,158	Lincoln Electric Holdings, Inc.	79,948
1,135	Pall Corp.	114,419
2,840	Terex Corp.	77,844
2,133	The Timken Co.	90,610
2,196	Xylem, Inc.	78,397

		675,741

Media – 2.2%
2,799	Gannett Co., Inc.	99,085
5,347	Live Nation Entertainment, Inc.*	136,830
1,261	The Madison Square Garden Co. Class A*	98,799

		334,714

Metals & Mining – 0.6%
7,838	AK Steel Holding Corp.*	34,644
775	Royal Gold, Inc.	55,878

		90,522

Multi-Utilities – 1.6%
4,230	CMS Energy Corp.	148,600
2,365	Vectren Corp.	105,597

		254,197

Oil, Gas & Consumable Fuels – 3.3%
5,630	Chesapeake Energy Corp.	93,908
1,746	Laredo Petroleum, Inc.*	20,830
6,574	QEP Resources, Inc.	141,210
5,094	Rice Energy, Inc.*	99,741
3,293	SM Energy Co.	159,776

		515,465

Pharmaceuticals* – 1.4%
2,609	Catalent, Inc.	72,974
1,656	Endo International PLC	141,753

		214,727

Real Estate Investment Trusts – 12.2%
2,551	American Campus Communities, Inc.	105,280
9,989	Brixmor Property Group, Inc.	253,721
9,711	CBL & Associates Properties, Inc.	194,414
8,489	Empire State Realty Trust, Inc. Class A	150,255
4,609	Highwoods Properties, Inc.	210,216
1,487	National Health Investors, Inc.	105,845
5,261	Pebblebrook Hotel Trust	255,579
3,711	Post Properties, Inc.	211,044
1,215	PS Business Parks, Inc.	101,064
7,244	Starwood Property Trust, Inc.	176,754

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
9,884	Strategic Hotels & Resorts, Inc.*	$129,678

		1,893,850

Real Estate Management & Development – 0.4%
2,377	Kennedy-Wilson Holdings, Inc.	63,609

Semiconductors & Semiconductor Equipment – 2.1%
6,144	Atmel Corp.*	51,241
5,061	Cypress Semiconductor Corp.*	74,650
4,631	Intersil Corp. Class A	72,197
2,173	Semtech Corp.*	62,865
3,001	Teradyne, Inc.	57,979

		318,932

Software – 2.8%
2,824	PTC, Inc.*	97,866
1,156	Solera Holdings, Inc.	64,435
1,002	SS&C Technologies Holdings, Inc.	60,801
2,637	Synopsys, Inc.*	122,383
1,442	Verint System, Inc.*	87,782

		433,267

Specialty Retail – 3.6%
1,591	CST Brands, Inc.	66,233
2,192	Dick’s Sporting Goods, Inc.	118,565
1,681	GNC Acquisition Holdings, Inc. Class A	80,839
1,063	Lithia Motors, Inc. Class A	100,411
9,047	Office Depot, Inc.*	84,771
452	Penske Automotive Group, Inc.	22,297
1,081	Williams-Sonoma, Inc.	86,967

		560,083

Textiles, Apparel & Luxury Goods – 1.9%
1,700	Gildan Activewear, Inc.	103,394
1,458	Hanesbrands, Inc.	185,953

		289,347

Shares	Description	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.8%
7,848	Radian Group, Inc.	$124,077

Trading Companies & Distributors* – 0.8%
1,886	WESCO International, Inc.	130,945

Water Utilities – 0.5%
2,756	Aqua America, Inc.	72,869

TOTAL COMMON STOCKS
(Cost $14,499,287)		$15,367,724

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 7.1%
Repurchase Agreement – 7.1%
Joint Repurchase Agreement Account II
$1,100,000	0.081%	03/02/15	$1,100,000
(Cost $1,100,000)

TOTAL INVESTMENTS – 106.5%
(Cost $15,599,287)			$16,467,724

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.5)%			(998,786)

NET ASSETS – 100.0%			$15,468,938

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 27, 2015. Additional information appears on page 53.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

February 28, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 2, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$7,100,000	$7,100,048	$7,242,001
Small/Mid Cap Value	1,100,000	1,100,007	1,122,000

REPURCHASE AGREEMENTS — At February 28, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Small/Mid Cap Value
BNP Paribas Securities Co.	0.090%	$2,860,212	$443,132
Citigroup Global Markets, Inc.	0.080	2,383,510	369,276
Merrill Lynch & Co., Inc.	0.070	1,856,278	287,592
TOTAL		$7,100,000	$1,100,000

At February 28, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000% to 4.500%	11/01/29 to 06/01/43
Federal National Mortgage Association	3.000 to 5.000	10/01/25 to 11/01/44
Government National Mortgage Association	3.000 to 6.000	11/15/34 to 09/20/44
United States Treasury Stripped Securities	0.000	02/15/35 to 11/15/41
United States Treasury Note	1.625	03/31/19

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

February 28, 2015 (Unaudited)

Growth and Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $406,143,385, $1,322,629,682, $7,814,556,056, $4,902,989,599 and $15,599,287)	$472,003,665
Investments of affiliated issuers, at value (cost $0, $22,615,928, $326,511,533, $325,013,122 and $0)	—
Cash	68,062
Receivables:
Investments sold	24,480,041
Dividends and interest	1,426,489
Fund shares sold	89,993
Reimbursement from investment adviser	37,233
Foreign tax reclaims	37,173
Other assets	5,641
Total assets	498,148,297

Liabilities:
Payables:
Investments purchased	16,583,388
Fund shares redeemed	404,256
Management fees	252,390
Distribution and Service fees and Transfer Agent fee	166,152
Accrued expenses and other liabilities	85,256
Total liabilities	17,491,442

Net Assets:
Paid-in capital	549,617,554
Undistributed (distributions in excess of) net investment income	1,364,354
Accumulated net realized gain (loss)	(136,185,333)
Net unrealized gain	65,860,280
NET ASSETS	$480,656,855
Net Assets:
Class A	$418,091,798
Class C	26,313,906
Institutional	30,432,804
Service	391,139
Class IR	3,895,390
Class R	1,531,818
Total Net Assets	$480,656,855
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	12,662,590
Class C	834,581
Institutional	907,099
Service	11,850
Class IR	118,214
Class R	46,622
Net asset value, offering and redemption price per share:(a)
Class A	$33.02
Class C	31.53
Institutional	33.55
Service	33.01
Class IR	32.95
Class R	32.86

(a)	Maximum public offering price per share for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $34.94, $18.85, $44.42, $56.05 and $11.77, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$1,509,861,331	$9,169,356,058	$6,270,606,789	$16,467,724
22,615,928	326,511,533	301,942,244	—
8,817,815	6,199,691	2,770,590	7,627

43,813,498	85,192,600	10,202,043	511
3,606,464	8,034,520	3,807,661	16,314
899,212	13,309,642	9,160,086	5,500
39,188	—	107,594	51,992
49,993	—	—	—
7,584	48,075	25,895	—
1,589,711,013	9,608,652,119	6,598,622,902	16,549,668

34,599,118	100,398,964	45,848,613	985,877
1,384,800	17,171,647	11,671,022	—
854,404	4,862,468	4,409,442	8,844
171,909	1,218,898	669,472	673
112,576	649,835	398,362	85,336
37,122,807	124,301,812	62,996,911	1,080,730

1,320,890,058	7,808,240,625	5,072,371,239	14,628,407
284,196	(16,991,274)	(859,941)	9,120
44,182,303	338,300,954	119,568,381	(37,026)
187,231,649	1,354,800,002	1,344,546,312	868,437
$1,552,588,206	$9,484,350,307	$6,535,625,991	$15,468,938

$262,838,038	$2,262,372,149	$1,061,699,658	$280,686
46,090,825	201,896,068	68,941,984	171,149
1,224,101,212	6,350,580,100	4,947,286,455	14,869,476
3,536,879	260,509,959	173,852,021	—
7,649,017	365,321,761	133,750,695	119,395
8,372,235	43,670,270	150,095,178	28,232
$1,552,588,206	$9,484,350,307	$6,535,625,991	$15,468,938

14,758,822	53,897,826	20,043,844	25,233
2,678,167	5,194,805	1,604,560	15,459
68,211,350	150,010,797	87,744,288	1,330,629
199,582	6,300,803	3,367,243	—
429,453	8,847,166	2,540,121	10,714
479,005	1,061,216	2,877,893	2,538

$17.81	$41.98	$52.97	$11.12
17.21	38.86	42.97	11.07
17.95	42.33	56.38	11.17
17.72	41.35	51.63	—
17.81	41.29	52.66	11.14
17.48	41.15	52.15	11.12

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Six Months Ended February 28, 2015 (Unaudited)

Growth and Income Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $12,968, $28,854, $0, $89,713 and $91)	$6,547,824
Dividends — affiliated issuers	—
Interest	3,469
Total investment income	6,551,293

Expenses:
Management fees	1,648,300
Distribution and Service fees(a)	661,774
Transfer Agent fees(a)	425,212
Printing and mailing costs	67,572
Custody, accounting and administrative services	37,374
Professional fees	30,698
Registration fees	22,591
Trustee fees	10,396
Service Share fees — Shareholder Administration Plan	461
Service Share fees — Service Plan	461
Amortization of offering costs	—
Other	7,739
Total expenses	2,912,578
Less — expense reductions	(144,055)
Net expenses	2,768,523
NET INVESTMENT INCOME	3,782,770

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $8,966, $55,038, $365,081, $0 and $0)	34,198,799
Investments — affiliated issuers	—
Foreign currency transactions	124
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(22,888,924)
Investments — affiliated issuers	—
Foreign currency translations	(494)
Net realized and unrealized gain	11,309,505
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,092,275

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$507,374	$21,477	$129,254	$3,669	$385,604	$4,081	$24,558	$5,842	$74	$3,659	$1,394
Large Cap Value	315,244	10,378	223,507	19,926	239,585	1,972	42,466	237,650	670	6,913	7,572
Mid Cap Value	3,029,644	15,415	976,402	93,430	2,302,530	2,929	185,516	1,223,019	53,077	296,914	35,504
Small Cap Value	1,287,362	4,106	335,149	358,349	978,395	780	63,678	932,656	34,030	115,445	136,173
Small/Mid Cap Value	268	—	654	68	204	—	124	1,405	—	80	26

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$15,481,898	$66,697,153	$55,980,552	$64,673
229	4,565	3,251	—
8,054	25,302	16,487	308
15,490,181	66,727,020	56,000,290	64,981

5,466,915	31,762,709	28,626,488	31,801
569,055	4,114,891	1,984,966	990
536,828	4,099,489	2,261,157	1,839
70,409	743,201	350,918	20,927
65,383	221,690	175,384	32,860
39,444	30,505	38,924	27,936
—	124,442	41,503	21,216
11,771	22,795	15,954	8,944
4,187	331,730	212,685	—
4,187	331,730	212,685	—
—	—	—	77,639
7,338	53,682	57,994	5,806
6,775,517	41,836,864	33,978,658	229,958
(168,179)	(84,960)	(1,313,011)	(193,682)
6,607,338	41,751,904	32,665,647	36,276
8,882,843	24,975,116	23,334,643	28,705

79,204,949	621,156,840	235,776,335	17,890
—	—	(6,915,667)	—
—	—	(4,673)	—

(49,879,024)	(385,272,112)	38,884,732	586,037
—	—	(34,432,949)	—
—	—	—	—
29,325,925	235,884,728	233,307,778	603,927
$38,208,768	$260,859,844	$256,642,421	$632,632

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Six Months Ended February 28, 2015 (Unaudited)	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income	$3,782,770	$6,511,534
Net realized gain	34,198,923	52,774,464
Net change in unrealized gain (loss)	(22,889,418)	34,286,381
Net increase in net assets resulting from operations	15,092,275	93,572,379

Distributions to shareholders:
From net investment income
Class A Shares	(3,133,530)	(5,366,379)
Class B Shares(b)	(6,840)	(77,334)
Class C Shares	(112,017)	(177,566)
Institutional Shares	(278,088)	(427,953)
Service Shares	(2,674)	(4,483)
Class IR Shares	(34,914)	(37,212)
Class R Shares	(9,573)	(13,314)
From net realized gains
Class A Shares	—	—
Class B Shares(b)	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(3,577,636)	(6,104,241)

From share transactions:
Proceeds from sales of shares	16,641,710	33,190,470
Reinvestment of distributions	3,498,295	5,972,060
Cost of shares redeemed	(38,392,151)	(79,431,964)
Net increase (decrease) in net assets resulting from share transactions	(18,252,146)	(40,269,434)
TOTAL INCREASE (DECREASE)	(6,737,507)	47,198,704

Net assets:
Beginning of period	487,394,362	440,195,658
End of period	$480,656,855	$487,394,362
Undistributed (distributions in excess of) net investment income	$1,364,354	$1,159,220

(a)	Commenced operations on January 31, 2014.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund		Small/Mid Cap Value Fund
For the Six Months Ended February 28, 2015 (Unaudited)	For the Fiscal Year Ended August 31, 2014	For the Six Months Ended February 28, 2015 (Unaudited)	For the Fiscal Year Ended August 31, 2014	For the Six Months Ended February 28, 2015 (Unaudited)	For the Fiscal Year Ended August 31, 2014	For the Six Months Ended February 28, 2015 (Unaudited)	For the Period Ended August 31, 2014(a)

$8,882,843	$15,828,767	$24,975,116	$59,631,231	$23,334,643	$25,788,305	$28,705	$9,357
79,204,949	286,882,856	621,156,840	1,703,829,506	228,855,995	524,407,855	17,890	61,010
(49,879,024)	25,760,290	(385,272,112)	455,303,231	4,451,783	444,964,616	586,037	282,400
38,208,768	328,471,913	260,859,844	2,218,763,968	256,642,421	995,160,776	632,632	352,767

(1,971,852)	(1,513,190)	(6,131,547)	(15,099,431)	(1,910,002)	(4,159,357)	(501)	—
—	—	—	—	—	—	—	—
(41,993)	(20,449)	—	—	—	—	—	—
(13,800,311)	(11,520,072)	(50,295,540)	(47,767,342)	(26,380,902)	(22,049,182)	(28,474)	—
(25,657)	(13,780)	(464,450)	(1,332,203)	(132,770)	(560,679)	—	—
—	(1,444,396)	(2,233,494)	(843,215)	(533,992)	(521,770)	(405)	—
(51,733)	(29,460)	(93,600)	(98,131)	—	(230,422)	—	—

(13,448,251)	—	(393,324,779)	(492,502,746)	(81,794,765)	(111,483,030)	(3,415)	—
—	—	—	(1,668,030)	—	(326,290)	—	—
(2,465,823)	—	(36,786,968)	(27,991,344)	(6,496,966)	(7,182,985)	(1,817)	—
(62,217,693)	—	(1,066,177,321)	(818,935,019)	(349,994,344)	(288,325,511)	(108,542)	—
(184,114)	—	(45,262,217)	(50,965,016)	(13,748,544)	(17,459,319)	—	—
(407,704)	—	(56,126,966)	(16,845,350)	(9,398,212)	(8,052,327)	(1,740)	—
(444,809)	—	(6,534,801)	(4,179,219)	(11,584,866)	(10,627,996)	(412)	—
(95,059,940)	(14,541,347)	(1,663,431,683)	(1,478,227,046)	(501,975,363)	(470,978,868)	(145,306)	—

122,826,426	216,962,386	1,256,844,712	2,361,232,626	856,270,998	2,515,156,976	13,429,165	3,714,572
89,252,736	13,608,739	1,521,893,834	1,350,080,936	481,869,928	454,113,027	143,453	—
(138,385,507)	(482,955,091)	(2,302,527,821)	(3,309,755,308)	(842,048,342)	(1,647,294,346)	(2,656,204)	(2,141)
73,693,655	(252,383,966)	476,210,725	401,558,254	496,092,584	1,321,975,657	10,916,414	3,712,431
16,842,483	61,546,600	(926,361,114)	1,142,095,176	250,759,642	1,846,157,565	11,403,740	4,065,198

1,535,745,723	1,474,199,123	10,410,711,421	9,268,616,245	6,284,866,349	4,438,708,784	4,065,198	—
$1,552,588,206	$1,535,745,723	$9,484,350,307	$10,410,711,421	$6,535,625,991	$6,284,866,349	$15,468,938	$4,065,198
$284,196	$7,292,899	$(16,991,274)	$17,252,241	$(859,941)	$4,763,082	$9,120	$9,795

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2015 - A	$32.21	$0.26		$0.79	$1.05	$(0.24)
2015 - C	30.77	0.13		0.76	0.89	(0.13)
2015 - Institutional	32.72	0.33		0.81	1.14	(0.31)
2015 - Service	32.20	0.24		0.80	1.04	(0.23)
2015 - IR	32.15	0.30		0.79	1.09	(0.29)
2015 - R	32.05	0.22		0.80	1.02	(0.21)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	26.70	0.42		5.48	5.90	(0.39)
2014 - C	25.54	0.19		5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55		5.56	6.11	(0.51)
2014 - Service	26.69	0.39		5.48	5.87	(0.36)
2014 - IR	26.65	0.51		5.46	5.97	(0.47)
2014 - R	26.60	0.35		5.45	5.80	(0.35)
2013 - A	21.68	0.29		5.02	5.31	(0.29)
2013 - C	20.78	0.11		4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)
2012 - A	19.04	0.32	(e)	2.58	2.90	(0.26)
2012 - C	18.28	0.16	(e)	2.48	2.64	(0.14)
2012 - Institutional	19.33	0.41	(e)	2.61	3.02	(0.34)
2012 - Service	19.04	0.30	(e)	2.56	2.86	(0.24)
2012 - IR	19.02	0.36	(e)	2.58	2.94	(0.32)
2012 - R	18.99	0.26	(e)	2.57	2.83	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)
2011 - C	17.16	0.05		1.17	1.22	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)
2010 - A	17.65	0.22	(f)	0.18	0.40	(0.21)
2010 - C	16.98	0.07	(f)	0.19	0.26	(0.08)
2010 - Institutional	17.91	0.30	(f)	0.20	0.50	(0.29)
2010 - Service	17.63	0.20	(f)	0.20	0.40	(0.20)
2010 - IR	17.63	0.26	(f)	0.20	0.46	(0.27)
2010 - R	17.60	0.16	(f)	0.21	0.37	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.21% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$33.02	3.29%	$418,092	1.15	%(d)	1.21	%(d)	1.63	%(d)	24%
31.53	2.94	26,314	1.90	(d)	1.96	(d)	0.88	(d)	24
33.55	3.54	30,433	0.75	(d)	0.81	(d)	2.03	(d)	24
33.01	3.25	391	1.25	(d)	1.31	(d)	1.53	(d)	24
32.95	3.44	3,895	0.90	(d)	0.96	(d)	1.87	(d)	24
32.86	3.18	1,532	1.40	(d)	1.46	(d)	1.37	(d)	24

32.21	22.27	414,276	1.18		1.24		1.42		40
30.77	21.32	26,742	1.93		1.99		0.67		40
32.72	22.73	29,476	0.78		0.84		1.82		40
32.20	22.12	368	1.28		1.34		1.33		40
32.15	22.58	3,937	0.93		0.98		1.71		40
32.05	21.94	1,462	1.43		1.49		1.16		40
26.70	24.68	379,500	1.19		1.24		1.21		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83
21.68	15.36	374,273	1.19		1.22		1.63	(e)	115
20.78	14.49	20,726	1.94		1.97		0.85	(e)	115
22.01	15.81	18,001	0.79		0.82		2.06	(e)	115
21.66	15.16	566	1.29		1.32		1.50	(e)	115
21.64	15.61	480	0.94		0.97		1.78	(e)	115
21.60	14.99	801	1.44		1.47		1.31	(e)	115
19.04	7.82	505,502	1.19		1.21		1.02		60
18.28	7.06	21,860	1.94		1.96		0.27		60
19.33	8.20	44,224	0.79		0.81		1.48		60
19.04	7.77	646	1.29		1.31		0.95		60
19.02	8.16	696	0.94		0.96		1.77		60
18.99	7.65	591	1.44		1.46		0.75		60
17.84	2.30	625,385	1.17		1.18		1.15	(f)	93
17.16	1.52	24,908	1.92		1.93		0.40	(f)	93
18.12	2.74	468,009	0.77		0.78		1.54	(f)	93
17.83	2.21	1,625	1.27		1.28		1.06	(f)	93
17.82	2.55	65	0.92		0.93		1.37	(f)	93
17.79	2.04	498	1.42		1.43		0.87	(f)	93

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2015 - A	$18.50	$0.08		$0.33	$0.41	$(0.14)	$(0.96)	$(1.10)
2015 - C	17.86	0.01		0.32	0.33	(0.02)	(0.96)	(0.98)
2015 - Institutional	18.67	0.11		0.35	0.46	(0.22)	(0.96)	(1.18)
2015 - Service	18.42	0.07		0.33	0.40	(0.14)	(0.96)	(1.10)
2015 - IR	18.34	0.10		0.33	0.43	— (e)	(0.96)	(0.96)
2015 - R	18.17	0.06		0.33	0.39	(0.12)	(0.96)	(1.08)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	15.06	0.13		3.41	3.54	(0.10)	—	—
2014 - C	14.56	—	(e)	3.31	3.31	(0.01)	—	—
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)	—	—
2014 - Service	14.99	0.11		3.40	3.51	(0.08)	—	—
2014 - IR	14.94	0.17		3.38	3.55	(0.15)	—	—
2014 - R	14.80	0.08		3.36	3.44	(0.07)	—	—
2013 - A	12.13	0.12		2.95	3.07	(0.14)	—	—
2013 - C	11.74	0.01		2.86	2.87	(0.05)	—	—
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)	—	—
2013 - Service	12.06	0.10		2.94	3.04	(0.11)	—	—
2013 - IR	12.05	0.15		2.92	3.07	(0.18)	—	—
2013 - R	11.93	0.08		2.90	2.98	(0.11)	—	—
2012 - A	10.70	0.15	(g)	1.41	1.56	(0.13)	—	—
2012 - C	10.33	0.06	(g)	1.38	1.44	(0.03)	—	—
2012 - Institutional	10.82	0.20	(g)	1.42	1.62	(0.18)	—	—
2012 - Service	10.64	0.14	(g)	1.40	1.54	(0.12)	—	—
2012 - IR	10.64	0.17	(g)	1.41	1.58	(0.17)	—	—
2012 - R	10.54	0.11	(g)	1.40	1.51	(0.12)	—	—
2011 - A	9.90	0.07		0.80	0.87	(0.07)	—	—
2011 - C	9.57	(0.01)		0.77	0.76	—	—	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)	—	—
2011 - Service	9.85	0.06		0.79	0.85	(0.06)	—	—
2011 - IR	9.85	0.10		0.79	0.89	(0.10)	—	—
2011 - R	9.77	0.05		0.78	0.83	(0.06)	—	—
2010 - A	9.81	0.07	(h)	0.12	0.19	(0.10)	—	—
2010 - C	9.49	(0.01	)(h)	0.12	0.11	(0.03)	—	—
2010 - Institutional	9.92	0.11	(h)	0.11	0.22	(0.13)	—	—
2010 - Service	9.76	0.06	(h)	0.12	0.18	(0.09)	—	—
2010 - IR	9.76	0.10	(h)	0.11	0.21	(0.12)	—	—
2010 - R	9.72	0.03	(h)	0.14	0.17	(0.12)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.81	2.30%	$262,838	1.17	%(d)	1.19	%(d)	0.89	%(d)	41%
17.21	1.89	46,091	1.92	(d)	1.94	(d)	0.14	(d)	41
17.95	2.52	1,224,101	0.77	(d)	0.79	(d)	1.29	(d)	41
17.72	2.22	3,537	1.27	(d)	1.29	(d)	0.80	(d)	41
17.81	2.42	7,649	0.92	(d)	0.94	(d)	1.15	(d)	41
17.48	2.18	8,372	1.42	(d)	1.44	(d)	0.63	(d)	41

18.50	23.62	260,256	1.19		1.20		0.74		67
17.86	22.73	45,535	1.94		1.95		(0.01)		67
18.67	24.15	1,206,895	0.79		0.80		1.14		67
18.42	23.53	3,185	1.29		1.30		0.64		67
18.34	23.93	6,618	0.95		0.95		1.05		67
18.17	23.33	7,705	1.44		1.45		0.49		67
15.06	25.56	229,781	1.20		1.20		0.89		98
14.56	24.56	37,763	1.95		1.95		0.08		98
15.20	25.95	1,048,489	0.80		0.80		1.22		98
14.99	25.39	2,985	1.30		1.30		0.74		98
14.94	25.82	141,673	0.95		0.95		1.07		98
14.80	25.22	6,702	1.45		1.45		0.58		98
12.13	14.69	418,274	1.19		1.19		1.31	(g)	123
11.74	13.89	34,854	1.94		1.94		0.55	(g)	123
12.26	15.19	900,661	0.79		0.79		1.75	(g)	123
12.06	14.63	3,424	1.29		1.29		1.23	(g)	123
12.05	14.99	103,975	0.94		0.94		1.52	(g)	123
11.93	14.38	5,411	1.44		1.44		1.02	(g)	123
10.70	8.75	555,309	1.17		1.17		0.63		76
10.33	7.94	43,479	1.92		1.92		(0.11)		76
10.82	9.18	1,418,409	0.77		0.77		1.04		76
10.64	8.56	6,374	1.27		1.27		0.54		76
10.64	8.99	93,853	0.92		0.92		0.89		76
10.54	8.44	5,318	1.42		1.42		0.39		76
9.90	1.87	616,533	1.17		1.17		0.67	(h)	108
9.57	1.10	53,186	1.92		1.92		(0.07	)(h)	108
10.01	2.22	1,648,589	0.77		0.77		1.06	(h)	108
9.85	1.83	6,149	1.27		1.27		0.58	(h)	108
9.85	2.12	80,471	0.92		0.92		0.92	(h)	108
.77	1.71	3,578	1.42		1.42		0.31	(h)	108

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2015 - A	$49.03	$0.07	(d)	$1.48	$1.55	$(0.13)	$(8.47)	$(8.60)
2015 - C	46.05	(0.10	)(d)	1.38	1.28	—	(8.47)	(8.47)
2015 - Institutional	49.55	0.15	(d)	1.50	1.65	(0.40)	(8.47)	(8.87)
2015 - Service	48.40	0.04	(d)	1.47	1.51	(0.09)	(8.47)	(8.56)
2015 - IR	48.52	0.11	(d)	1.47	1.58	(0.34)	(8.47)	(8.81)
2015 - R	48.28	—	(d)(f)	1.46	1.46	(0.12)	(8.47)	(8.59)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	46.08	0.18		10.10	10.28	(0.22)	(7.11)	(7.33)
2014 - C	43.79	(0.17)		9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36		10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13		9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.30		9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05		9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(g)	3.88	4.19	(0.17)	—	(0.17)
2012 - C	31.83	0.05	(g)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(g)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(g)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(g)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(g)	3.81	4.06	(0.16)	—	(0.16)
2011 - A	29.10	0.17	(h)	4.27	4.44	(0.13)	—	(0.13)
2011 - C	27.83	(0.09	)(h)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(h)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(h)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(h)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(h)	4.27	4.33	(0.15)	—	(0.15)
2010 - A	26.29	0.16	(i)	2.93	3.09	(0.28)	—	(0.28)
2010 - C	25.17	(0.05	)(i)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(i)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(i)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(i)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(i)	3.00	3.02	(0.32)	—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.13% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$41.98	3.62%	$2,262,372	1.14	%(e)	1.14	%(e)	0.31	%(d)(e)	48%
38.86	3.24	201,896	1.89	(e)	1.90	(e)	(0.48	)(d)(e)	48
42.33	3.80	6,350,580	0.74	(e)	0.75	(e)	0.68	(d)(e)	48
41.35	3.56	260,510	1.24	(e)	1.25	(e)	0.19	(d)(e)	48
41.29	3.73	365,322	0.89	(e)	0.90	(e)	0.52	(d)(e)	48
41.15	3.47	43,670	1.39	(e)	1.40	(e)	0.01	(d)(e)	48

49.03	24.77	3,153,971	1.14		1.14		0.38		87
46.05	23.81	202,083	1.89		1.89		(0.38)		87
49.55	25.25	6,347,006	0.74		0.74		0.77		87
48.40	24.63	368,720	1.24		1.24		0.28		87
48.52	25.07	295,017	0.89		0.89		0.66		87
48.28	24.44	35,896	1.39		1.39		0.12		87
46.08	24.20	3,297,185	1.14		1.14		0.58		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(g)	80
35.57	11.72	160,062	1.90		1.90		0.16	(g)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(g)	80
37.02	12.41	268,412	1.25		1.25		0.81	(g)	80
37.12	12.83	70,409	0.90		0.90		1.20	(g)	80
37.04	12.28	13,255	1.40		1.40		0.73	(g)	80
33.41	15.22	3,278,879	1.16		1.16		0.47	(h)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(h)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(h)	77
33.06	15.16	269,370	1.26		1.26		0.37	(h)	77
33.18	15.51	40,531	0.91		0.91		0.62	(h)	77
33.14	14.94	5,972	1.41		1.41		0.18	(h)	77
29.10	11.84	2,819,867	1.16		1.16		0.54	(i)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(i)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(i)	104
28.80	11.74	232,356	1.26		1.26		0.44	(i)	104
28.93	12.10	1,764	0.91		0.91		0.54	(i)	104
28.96	11.56	1,862	1.41		1.41		0.06	(i)	104

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2015 - A	$55.40	$0.12	(d)	$1.91	$2.03	$(0.10)	$(4.36)	$(4.46)
2015 - C	45.84	(0.06	)(d)	1.55	1.49	—	(4.36)	(4.36)
2015 - Institutional	58.80	0.24	(d)	2.03	2.27	(0.33)	(4.36)	(4.69)
2015 - Service	54.08	0.09	(d)	1.86	1.95	(0.04)	(4.36)	(4.40)
2015 - IR	55.18	0.18	(d)	1.91	2.09	(0.25)	(4.36)	(4.61)
2015 - R	54.58	0.06	(d)	1.87	1.93	—	(4.36)	(4.36)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	50.43	0.12		9.94	10.06	(0.18)	(4.91)	(5.09)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(f)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - C	36.89	0.01	(f)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(f)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(f)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(f)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(f)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(g)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - C	32.55	(0.03	)(g)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(g)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(g)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(g)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(g)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(h)	6.43	6.53	(0.09)	—	(0.09)
2011 - C	27.14	(0.17	)(h)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(h)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(h)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(h)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(h)	6.43	6.39	(0.08)	—	(0.08)
2010 - A	28.58	0.09	(i)	2.79	2.88	(0.17)	—	(0.17)
2010 - C	24.85	(0.13	)(i)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(i)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(i)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(i)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(i)	2.80	2.79	(0.24)	—	(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.36% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.
(h)	Reflects Income recognized from special dividends which amounted to $0.06 per share and 0.16% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.14% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$52.97	3.95%	$1,061,700	1.34	%(e)	1.39	%(e)	0.47	%(d)(e)	24%
42.97	3.56	68,942	2.09	(e)	2.14	(e)	(0.29	)(d)(e)	24
56.38	4.14	4,947,286	0.94	(e)	0.99	(e)	0.86	(d)(e)	24
51.63	3.89	173,852	1.44	(e)	1.49	(e)	0.36	(d)(e)	24
52.66	4.06	133,751	1.09	(e)	1.14	(e)	0.70	(d)(e)	24
52.15	3.81	150,095	1.59	(e)	1.64	(e)	0.22	(d)(e)	24

55.40	20.72	1,080,393	1.35		1.40		0.22		46
45.84	19.85	69,319	2.10		2.15		(0.55)		46
58.80	21.22	4,694,737	0.95		1.00		0.58		46
54.08	20.62	176,500	1.45		1.50		0.10		46
55.18	21.05	121,895	1.10		1.15		0.43		46
54.58	20.44	139,858	1.60		1.65		(0.06)		46
50.43	24.86	1,141,424	1.38		1.42		0.75	(f)	57
42.64	23.89	64,751	2.13		2.17		0.03	(f)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(f)	57
49.36	24.70	162,696	1.48		1.52		0.65	(f)	57
50.25	25.16	73,723	1.13		1.17		0.86	(f)	57
49.80	24.51	101,060	1.63		1.67		0.40	(f)	57
43.11	16.43	931,473	1.41		1.44		0.68	(g)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(g)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(g)	50
42.30	16.33	115,385	1.51		1.54		0.57	(g)	50
43.00	16.74	24,332	1.16		1.19		0.90	(g)	50
42.65	16.17	45,525	1.66		1.69		0.42	(g)	50
37.73	20.85	827,768	1.45		1.46		0.25	(h)	46
32.55	19.93	58,293	2.20		2.21		(0.49	)(h)	46
39.65	21.33	1,568,115	1.05		1.06		0.62	(h)	46
37.01	20.74	76,841	1.55		1.56		0.14	(h)	46
37.65	21.12	11,801	1.20		1.21		0.38	(h)	46
37.39	20.56	25,269	1.70		1.71		(0.10	)(h)	46
31.29	10.11	670,228	1.48		1.48		0.28	(i)	56
27.14	9.27	52,143	2.23		2.23		(0.47	)(i)	56
32.86	10.53	943,868	1.08		1.08		0.67	(i)	56
30.71	10.05	58,064	1.58		1.58		0.17	(i)	56
31.24	10.39	3,660	1.23		1.23		0.48	(i)	56
31.08	9.83	8,869	1.73		1.73		(0.03	)(i)	56

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2015 - A	$11.01	$0.02	(e)	$0.28	$0.30	$(0.03)	$(0.16)	$(0.19)
2015 - C	10.97	(0.02	)(e)	0.28	0.26	—	(0.16)	(0.16)
2015 - Institutional	11.04	0.04	(e)	0.30	0.34	(0.05)	(0.16)	(0.21)
2015 - IR	11.03	0.04	(e)	0.27	0.31	(0.04)	(0.16)	(0.20)
2015 - R	11.00	—	(e)(f)	0.28	0.28	—	(0.16)	(0.16)

FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced on January 31, 2014)	10.00	(0.02)		1.03	1.01	—	—	—
2014 - C (Commenced on January 31, 2014)	10.00	(0.06)		1.03	0.97	—	—	—
2014 - Institutional (Commenced on January 31, 2014)	10.00	0.03		1.01	1.04	—	—	—
2014 - IR (Commenced on January 31, 2014)	10.00	0.02		1.01	1.03	—	—	—
2014 - R (Commenced on January 31, 2014)	10.00	(0.01)		1.01	1.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.31% of average net assets.
(f)	Amount is less than $0.005 per share.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)		Portfolio turnover rate(d)

$11.12	2.76%	$281	1.34%	5.44%	0.32	%(e)	77%
11.07	2.45	171	2.09	6.27	(0.41	)(e)	77
11.17	3.11	14,869	0.93	5.07	0.81	(e)	77
11.14	2.89	119	1.09	4.92	0.68	(e)	77
11.12	2.63	28	1.59	5.87	0.04	(e)	77

11.01	10.10	150	1.33	6.90	(0.27)		53
10.97	9.70	105	2.08	8.31	(1.01)		53
11.04	10.40	3,755	0.93	12.86	0.49		53
11.03	10.30	28	1.08	13.25	0.39		53
11.00	10.00	28	1.58	13.76	(0.11)		53

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

February 28, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, IR and R	Diversified
Small/Mid Cap Value (Commenced January 31, 2014)	A, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each applicable Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Organization and Offering Costs — Offering costs paid in connection with the offering of shares of Small/Mid Cap Value Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Investments in Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2015:

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$16,794,623	$—	$—
North America	448,109,042	—	—
Short-term Investment	—	7,100,000	—
Total	$464,903,665	$7,100,000	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$89,719,650	$—	$—
North America	1,420,141,681	—	—
Investment Company	22,615,928	—	—
Total	$1,532,477,259	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$73,719,499	$—	$—
Europe	291,977,823	—	—
North America	8,803,658,736	—	—
Investment Company	326,511,533	—	—
Total	$9,495,867,591	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$25,661,637	$—	$—
Europe	51,061,748	—	—
North America	6,109,875,409	—	—
Exchange Traded Fund	147,757,036	—	—
Investment Company	238,193,203	—	—
Total	$6,572,549,033	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$517,738	$—	$—
North America	14,849,986	—	—
Short-term Investment	—	1,100,000	—
Total	$15,367,724	$1,100,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 28, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.69	%*
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.73	0.73
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.68	0.68
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.92	0.93	*
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.85

*	GSAM agreed to waive a portion of its management fees, in order to achieve effective net management fee rates shown above through at least December 29, 2015. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended February 28, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Growth and Income	$15,203	$—
Large Cap Value	8,854	16
Mid Cap Value	34,417	6
Small Cap Value	4,592	4
Small/Mid Cap Value	58	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds are 0.004%, 0.004%, 0.004% and 0.044%, respectively. These Other Expense limitations will remain in place through at least December 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 28, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Growth and Income	$8,066	$135,989	$144,055
Large Cap Value	3,950	164,229	168,179
Mid Cap Value	84,960	—	84,960
Small Cap Value	756,254	556,757	1,313,011
Small/Mid Cap Value	—	193,682	193,682

G. Line of Credit Facility — As of February 28, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2015, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended February 28, 2015, Goldman Sachs earned $6,367, $476,908, $67,940 and $36 in brokerage commissions from portfolio transactions, on behalf of the Growth and Income, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the six months ended February 28, 2015:

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Small Cap Value	Everyday Health, Inc.	603,508	1,033,619	(44,872)	1,592,255	$22,769,247
	Premiere Global Services, Inc.	2,406,839	14,897	(63,538)	2,358,198	22,968,849
	Rex Energy Corp.	3,135,400	956,367	(416,064)	3,675,703	18,010,945

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Large Cap Value, Mid Cap Value, and Small Cap Value invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the six months ended February 28, 2015, GSAM waived $3,950, $84,960, and $62,007 of such fund’s management fee for the Large Cap Value, Mid Cap Value, and Small Cap Value, respectively. The table below shows the transactions in and earnings from investments in this affiliated Fund for the six months ended February 28, 2015:

Fund	Underlying Fund	Market Value 09/01/14	Purchases at Cost	Proceeds from Sales	Market Value 02/28/15	Dividend Income
Large Cap Value	Goldman Sachs Financial Square Government Fund	$—	$141,780,583	$(119,164,655)	$22,615,928	$229
Mid Cap Value	Goldman Sachs Financial Square Government Fund	—	1,066,885,458	(740,373,925)	326,511,533	4,565
Small Cap Value	Goldman Sachs Financial Square Government Fund	—	627,664,609	(389,471,406)	238,193,203	3,251

As of February 28, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following fund:

Fund	Class C	Institutional	Class IR	Class R
Small/Mid Cap Value	7%	22%	24%	100%

As of February 28, 2015, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 9% of total outstanding shares of the Large Cap Value Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Growth and Income	$110,611,249	$136,546,683
Large Cap Value	616,272,092	645,727,094
Mid Cap Value	4,452,623,237	5,802,817,936
Small Cap Value	1,494,579,163	1,623,902,977
Small/Mid Cap Value	16,657,040	5,968,592

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2014, the Funds’ capital loss carryforwards were as follows:

Growth and Income
Capital loss carryforward:(1) Expiring 2018	$(168,871,399)

(1)	Expiration occurs on August 31 of the year indicated.

As of February 28, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$407,118,624	$1,349,892,148	$8,156,233,239	$5,237,027,292	$15,605,036
Gross unrealized gain	71,997,686	211,923,353	1,525,266,687	1,487,953,602	971,247
Gross unrealized loss	(7,112,645)	(29,338,242)	(185,632,335)	(152,431,861)	(108,559)
Net unrealized gain	$64,885,041	$182,585,111	$1,339,634,352	$1,335,521,741	$862,688

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments, real estate investment trusts and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

7. OTHER RISKS (continued)

to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended February 28, 2015 (Unaudited)		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	432,173	$13,897,449	504,808	$14,835,766
Reinvestment of distributions	95,795	3,080,822	180,525	5,275,767
Shares converted from Class B(a)	142,604	4,598,832	57,812	1,701,680
Shares redeemed	(869,902)	(27,748,033)	(2,093,331)	(61,961,506)
	(199,330)	(6,170,930)	(1,350,186)	(40,148,293)
Class B Shares
Shares sold	53	1,596	10,363	288,316
Reinvestment of distributions	223	6,800	2,742	76,152
Shares converted to Class A(a)	(148,163)	(4,598,832)	(60,089)	(1,701,680)
Shares redeemed	(211,336)	(6,553,374)	(144,179)	(4,102,267)
	(359,223)	(11,143,810)	(191,163)	(5,439,479)
Class C Shares
Shares sold	35,510	1,087,309	105,052	2,969,114
Reinvestment of distributions	3,154	97,347	5,634	156,855
Shares redeemed	(73,163)	(2,237,702)	(187,520)	(5,216,013)
	(34,499)	(1,053,046)	(76,834)	(2,090,044)
Institutional Shares
Shares sold	45,624	1,482,508	429,132	12,714,092
Reinvestment of distributions	8,272	269,848	13,839	413,191
Shares redeemed	(47,548)	(1,548,202)	(253,053)	(7,631,117)
	6,348	204,154	189,918	5,496,166
Service Shares
Shares sold	638	20,517	2,631	79,191
Reinvestment of distributions	22	707	25	724
Shares redeemed	(246)	(7,891)	(4,550)	(139,707)
	414	13,333	(1,894)	(59,792)
Class IR Shares
Shares sold	880	28,381	48,200	1,520,398
Reinvestment of distributions	1,089	34,914	1,275	37,212
Shares redeemed	(6,226)	(198,888)	(7,952)	(237,194)
	(4,257)	(135,593)	41,523	1,320,416
Class R Shares
Shares sold	3,854	123,950	27,265	783,593
Reinvestment of distributions	245	7,857	416	12,159
Shares redeemed	(3,078)	(98,061)	(4,988)	(144,160)
	1,021	33,746	22,693	651,592
NET DECREASE	(589,526)	$(18,252,146)	(1,365,943)	$(40,269,434)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Six Months Ended February 28, 2015 (Unaudited)		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,747,800	$31,175,288	3,136,680	$52,852,500
Reinvestment of distributions	842,745	14,849,166	90,848	1,458,128
Shares converted from Class B(a)	58,028	1,072,273	20,042	330,786
Shares redeemed	(1,956,618)	(34,862,611)	(4,441,658)	(75,090,853)
	691,955	12,234,116	(1,194,088)	(20,449,439)
Class B Shares
Shares sold	454	7,511	6,907	110,226
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(59,670)	(1,072,273)	(20,524)	(330,786)
Shares redeemed	(249,034)	(4,467,141)	(141,787)	(2,317,781)
	(308,250)	(5,531,903)	(155,404)	(2,538,341)
Class C Shares
Shares sold	202,677	3,482,428	320,446	5,150,437
Reinvestment of distributions	119,509	2,038,830	1,029	16,037
Shares redeemed	(194,016)	(3,314,536)	(365,638)	(5,991,461)
	128,170	2,206,722	(44,163)	(824,987)
Institutional Shares
Shares sold	4,792,422	84,613,760	7,976,282	135,304,068
Reinvestment of distributions	4,022,551	71,360,049	659,652	10,653,393
Shares redeemed	(5,245,585)	(93,838,535)	(12,971,811)	(219,055,282)
	3,569,388	62,135,274	(4,335,877)	(73,097,821)
Service Shares
Shares sold	35,680	636,678	35,811	597,368
Reinvestment of distributions	6,911	121,215	489	7,824
Shares redeemed	(15,949)	(282,330)	(62,550)	(1,009,418)
	26,642	475,563	(26,250)	(404,226)
Class IR Shares
Shares sold	83,829	1,469,617	1,271,813	20,983,126
Reinvestment of distributions	23,151	407,705	90,957	1,444,396
Shares redeemed	(38,356)	(674,021)	(10,485,942)	(177,099,655)
	68,624	1,203,301	(9,123,172)	(154,672,133)
Class R Shares
Shares sold	81,902	1,441,144	117,871	1,964,661
Reinvestment of distributions	27,502	475,771	1,834	28,961
Shares redeemed	(54,399)	(946,333)	(148,593)	(2,390,641)
	55,005	970,582	(28,888)	(397,019)
NET INCREASE (DECREASE)	4,231,534	$73,693,655	(14,907,842)	$(252,383,966)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Six Months Ended February 28, 2015 (Unaudited)		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,755,815	$297,535,596	14,609,556	$674,991,568
Reinvestment of distributions	8,926,462	365,270,828	11,190,520	474,925,689
Shares converted from Class B(a)	15,485	752,662	5,414	245,040
Shares redeemed	(26,127,307)	(1,159,171,616)	(33,023,938)	(1,520,926,228)
	(10,429,545)	(495,612,530)	(7,218,448)	(370,763,931)
Class B Shares
Shares sold	332	14,230	7,320	316,401
Reinvestment of distributions	—	—	38,609	1,565,599
Shares converted to Class A(a)	(16,322)	(752,662)	(5,674)	(245,040)
Shares redeemed	(156,144)	(7,196,845)	(136,037)	(5,959,707)
	(172,134)	(7,935,277)	(95,782)	(4,322,747)
Class C Shares
Shares sold	470,900	18,582,858	578,534	24,773,952
Reinvestment of distributions	770,735	29,257,102	537,431	21,545,591
Shares redeemed	(434,947)	(17,520,836)	(721,694)	(31,394,878)
	806,688	30,319,124	394,271	14,924,665
Institutional Shares
Shares sold	16,956,142	746,268,460	27,696,045	1,292,926,043
Reinvestment of distributions	24,758,184	1,020,779,916	18,281,663	781,906,738
Shares redeemed	(19,793,276)	(879,623,671)	(32,437,518)	(1,499,672,015)
	21,921,050	887,424,705	13,540,190	575,160,766
Service Shares
Shares sold	1,177,675	53,006,659	1,604,814	73,164,548
Reinvestment of distributions	1,044,799	42,126,306	1,152,450	48,322,230
Shares redeemed	(3,540,141)	(161,781,301)	(2,477,988)	(112,674,260)
	(1,317,667)	(66,648,336)	279,276	8,812,518
Class IR Shares
Shares sold	2,981,165	130,211,435	6,408,598	279,400,837
Reinvestment of distributions	1,450,642	58,359,342	421,908	17,686,371
Shares redeemed	(1,665,105)	(72,894,346)	(2,877,904)	(128,848,654)
	2,766,702	115,676,431	3,952,602	168,238,554
Class R Shares
Shares sold	265,450	11,225,474	341,697	15,659,277
Reinvestment of distributions	151,976	6,100,340	98,608	4,128,718
Shares redeemed	(99,730)	(4,339,206)	(228,253)	(10,279,566)
	317,696	12,986,608	212,052	9,508,429
NET INCREASE	13,892,790	$476,210,725	11,064,161	$401,558,254

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2015 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Six Months Ended February 28, 2015 (Unaudited)		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,249,938	$118,640,022	5,591,513	$299,944,726
Reinvestment of distributions	1,477,416	75,628,918	2,092,273	107,459,174
Shares converted from Class B(a)	3,007	168,387	1,661	87,897
Shares redeemed	(3,188,266)	(168,457,418)	(10,815,291)	(577,342,866)
	542,095	25,979,909	(3,129,844)	(169,851,069)
Class B Shares
Shares sold	2	87	1,006	44,768
Reinvestment of distributions	—	—	7,230	311,023
Shares converted to Class A(a)	(3,616)	(168,387)	(1,981)	(87,897)
Shares redeemed	(43,295)	(2,006,417)	(32,124)	(1,441,891)
	(46,909)	(2,174,717)	(25,869)	(1,173,997)
Class C Shares
Shares sold	106,242	4,560,108	226,793	10,030,220
Reinvestment of distributions	118,922	4,947,167	129,672	5,540,863
Shares redeemed	(132,865)	(5,740,800)	(362,587)	(16,209,846)
	92,299	3,766,475	(6,122)	(638,763)
Institutional Shares
Shares sold	11,622,178	650,516,947	35,914,269	2,031,071,807
Reinvestment of distributions	6,749,742	367,455,935	5,613,555	305,096,723
Shares redeemed	(10,473,572)	(587,164,296)	(16,020,469)	(907,919,930)
	7,898,348	430,808,586	25,507,355	1,428,248,600
Service Shares
Shares sold	362,078	18,702,002	1,070,225	56,328,299
Reinvestment of distributions	264,973	13,224,791	336,878	16,901,197
Shares redeemed	(523,609)	(27,235,786)	(1,439,224)	(74,842,656)
	103,442	4,691,007	(32,121)	(1,613,160)
Class IR Shares
Shares sold	693,448	36,653,692	1,283,318	68,451,418
Reinvestment of distributions	195,285	9,932,204	167,409	8,547,903
Shares redeemed	(557,765)	(29,885,575)	(708,611)	(37,728,721)
	330,968	16,700,321	742,116	39,270,600
Class R Shares
Shares sold	517,876	27,198,140	932,290	49,285,738
Reinvestment of distributions	211,797	10,680,913	202,331	10,256,144
Shares redeemed	(414,194)	(21,558,050)	(601,404)	(31,808,436)
	315,479	16,321,003	533,217	27,733,446
NET INCREASE	9,235,722	$496,092,584	23,588,732	$1,321,975,657

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Value Fund

	For the Six Months Ended February 28, 2015 (Unaudited)		For the Period Ended August 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,682	$122,484	13,578	$142,360
Reinvestment of distributions	299	3,239	—	—
Shares redeemed	(324)	(3,465)	(2)	(15)
	11,657	122,258	13,576	142,345
Class C Shares
Shares sold	5,791	61,975	9,599	101,057
Reinvestment of distributions	137	1,480	—	—
Shares redeemed	(66)	(720)	(2)	(15)
	5,862	62,735	9,597	101,042
Institutional Shares
Shares sold	1,218,868	13,156,806	340,247	3,421,125
Reinvestment of distributions	12,554	136,177	—	—
Shares redeemed	(240,841)	(2,651,396)	(199)	(2,081)
	990,581	10,641,587	340,048	3,419,044
Class IR Shares
Shares sold	8,073	87,900	2,502	25,015
Reinvestment of distributions	198	2,145	—	—
Shares redeemed	(57)	(623)	(2)	(15)
	8,214	89,422	2,500	25,000
Class R Shares
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	38	412	—	—
Shares redeemed	—	—	(2)	(15)
	38	412	2,500	25,000
NET INCREASE	1,016,352	$10,916,414	368,221	$3,712,431

(a)	Commenced operations on January 31, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2014 through February 28, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 9/1/14	Ending Account Value 2/28/15		Expenses Paid for the 6 months ended 2/28/15*	Beginning Account Value 9/1/14	Ending Account Value 2/28/15		Expenses Paid for the 6 months ended 2/28/15*	Beginning Account Value 9/1/14	Ending Account Value 2/28/15		Expenses Paid for the 6 months ended 2/28/15*	Beginning Account Value 9/1/14	Ending Account Value 2/28/15		Expenses Paid for the 6 months ended 2/28/15*	Beginning Account Value 9/1/14	Ending Account Value 2/28/15		Expenses Paid for the 6 months ended 2/28/15*
Class A
Actual	$1,000.00	$1,032.90		$5.80	$1,000.00	$1,023.00		$5.87	$1,000.00	$1,036.20		$5.76	$1,000.00	$1,039.50		$6.78	$1,000.00	$1,027.60		$6.74
Hypothetical 5% return	1,000.00	1,019.09	+	5.76	1,000.00	1,018.99	+	5.86	1,000.00	1,019.14	+	5.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71
Class C
Actual	1,000.00	1,029.40		9.56	1,000.00	1,018.90		9.61	1,000.00	1,032.40		9.52	1,000.00	1,035.60		10.55	1,000.00	1,024.50		10.49
Hypothetical 5% return	1,000.00	1,015.37	+	9.49	1,000.00	1,015.27	+	9.59	1,000.00	1,015.42	+	9.44	1,000.00	1,014.43	+	10.44	1,000.00	1,014.43	+	10.44
Institutional
Actual	1,000.00	1,035.40		3.79	1,000.00	1,025.20		3.87	1,000.00	1,038.00		3.74	1,000.00	1,041.40		4.76	1,000.00	1,031.10		4.68
Hypothetical 5% return	1,000.00	1,021.08	+	3.76	1,000.00	1,020.98	+	3.86	1,000.00	1,021.13	+	3.71	1,000.00	1,020.13	+	4.71	1,000.00	1,020.18	+	4.66
Service
Actual	1,000.00	1,032.50		6.30	1,000.00	1,022.20		6.37	1,000.00	1,035.60		6.26	1,000.00	1,038.90		7.28	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	1,000.00	1,018.50	+	6.36	1,000.00	1,018.65	+	6.21	1,000.00	1,017.65	+	7.20	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,034.40		4.54	1,000.00	1,024.20		4.62	1,000.00	1,037.30		4.50	1,000.00	1,040.60		5.51	1,000.00	1,028.90		5.48
Hypothetical 5% return	1,000.00	1,020.33	+	4.51	1,000.00	1,020.23	+	4.61	1,000.00	1,020.38	+	4.46	1,000.00	1,019.39	+	5.46	1,000.00	1,019.39	+	5.46
Class R
Actual	1,000.00	1,031.80		7.05	1,000.00	1,021.80		7.12	1,000.00	1,034.70		7.01	1,000.00	1,038.10		8.03	1,000.00	1,026.30		7.99
Hypothetical 5% return	1,000.00	1,017.85	+	7.00	1,000.00	1,017.75	+	7.10	1,000.00	1,017.90	+	6.95	1,000.00	1,016.91	+	7.95	1,000.00	1,016.91	+	7.95

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Growth and Income	1.15%	1.90%	0.75%	1.25%	0.90%	1.40%
Large Cap Value	1.17	1.92	0.77	1.27	0.92	1.42
Mid Cap Value	1.14	1.89	0.74	1.24	0.89	1.39
Small Cap Value	1.34	2.09	0.94	1.44	1.09	1.59
Small/Mid Cap Value	1.34	2.09	0.93	N/A	1.09	1.59

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of December 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective April 30, 2015, the Goldman Sachs U.S. Equity Fund will be renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our web site at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 28, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 159659.MF.MED.TMPL/4/2015 EQVALSAR-15 / 226K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,269,524	$3,372,161	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$939,217	$816,858	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2014 and August 31, 2013 were approximately $939,217 and $819,198 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 8, 2015